    As filed with the Securities and Exchange Commission on APRIL 25, 2001


                                                      Registration No. 333-69719

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                  FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 3

                           SEPARATE ACCOUNT THREE OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                          (Exact name of Registrant)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                            38500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                               James D. Gallagher
                         Secretary and General Counsel
              The Manufacturers Life Insurance Company of America
                               73 Tremont Street
                                Boston, MA 02108
                    (Name and Address of Agent for Service)

                                    Copy to:
                             J. Sumner Jones, Esq.
                             Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007

It is proposed that this filing will become effective:


[___] immediately upon filing pursuant to paragraph (b) of Rule 485


[_X_] on APRIL 30, 2001 pursuant to paragraph (b) of Rule 485


[___] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____ on [date] pursuant to paragraph (a)(1) of Rule 485

_____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

                           Separate Account Three of
              The Manufacturers Life Insurance Company of America
                       Registration Statement on Form S-6
                             Cross-Reference Sheet

FORM
N-8B-2
ITEM NO.       CAPTION IN PROSPECTUS

1              Cover Page; General Information About Manufacturers (Separate
               Account Three)

2 Cover Page; General Information About Manufacturers (Manufacturers Life of America)

3              *

4              Other Information (Distribution of the Policy)

5              General Information About Manufacturers Life (Separate Account
               Three)

6              General Information About Manufacturers (Separate Account Three)

7              *

8              *

9              Other Information (Litigation)

10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information

11             General Information About Manufacturers (Manufacturers Investment
               Trust)

12             General Information About Manufacturers (Manufacturers Investment
               Trust)

13             Charges and Deductions

14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)

15             Issuing a Policy

16             General Information About Manufacturers (Manufacturers Investment
               Trust)

17             Policy Surrender and Partial Withdrawals

18             General Information About Manufacturers

19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)

20             *

21             Policy Loans

22             *

23   **

24   Other Provisions of the Policy

25   General Information About Manufacturers (Manufacturers Life of America)

26   *

27 General Information About Manufacturers (Manufacturers Life of America); Other Information (Distribution of the Policy)

28   Other Information (Officers and Directors)

29   General Information About Manufacturers (Manufacturers Life of America)

30   *

31   *

32   *

33   *

34   *

35   **

36   *

37   *

38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)

39   Other Information (Distribution of the Policies)

40   *

41   Other Information (Distribution of the Policy)

42   Other Information (Distribution of the Policy)

43   *

44   Policy Values -- Determination of Policy Value; Units and Unit Values

45   *

46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds)

47   General Information About Manufacturers (Manufacturers Investment Trust)

48   *

49   *

50   General Information About Manufacturers

51  Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions;
    Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52  Other Information (Substitution of Portfolio Shares)

53  General Information About Manufacturers Life (Separate Account Three); Tax
    Treatment of the Policy

54  *

55  *

56  *

57  *

58  *

59  Financial Statements

 * Omitted since answer is negative or item is not applicable.


** Omitted

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

 SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                                   VENTURE VUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us").

The Policy is designed to provide lifetime insurance protection together with flexibility as to:

      -     the timing and amount of premium payments,

      -     the investments underlying the Policy Value, and

      -     the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

BECAUSE OF THE SUBSTANTIAL NATURE OF SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS
   VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


             The Manufacturers Life Insurance Company of America
                            38500 Woodward Avenue
                       Bloomfield Hills, Michigan 48304



                 THE DATE OF THIS PROSPECTUS IS MAY 1,  2001

TABLE OF CONTENTS


  DEFINITIONS ...............................................................      3
POLICY SUMMARY
  General ...................................................................      3
  Death Benefits ............................................................      3
  Premiums ..................................................................      3
  Policy Value ..............................................................      3
  Policy Loans ..............................................................      3
  Surrender and Partial Withdrawals .........................................      3
  Lapse and Reinstatement ...................................................      4
  Charges and Deductions ....................................................      4
  Investment Options and Investment Advisers ................................      4
  Investment Management Fees and Expenses ...................................      4
  Table of Charges and Deductions ...........................................      5
  Table of Investment Management Fees and Expenses ..........................      6
  Table of Investment Options and Investment Subadvisers ....................      8
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT
AND THE TRUST
  Manufacturers Life of America .............................................      9
  The Separate Account ......................................................      9
  The Trust .................................................................     10
  Investment Objectives of the Portfolios ...................................     10
ISSUING A POLICY
  Requirements ..............................................................     13
  Temporary Insurance Agreement .............................................     14
  Right to Examine the Policy ...............................................     15
  Life Insurance Qualification ..............................................     15
DEATH BENEFITS
  Death Benefit Options .....................................................     16
  Changing the Death Benefit Option .........................................     17
  Changing the Face Amount ..................................................     17
PREMIUM PAYMENTS
  Initial Premiums ..........................................................     17
  Subsequent Premiums .......................................................     18
  Maximum Premium Limitation ................................................     18
  Premium Allocation ........................................................     18
CHARGES AND DEDUCTIONS
  Premium Charge ............................................................     18
  Surrender Charges .........................................................     18
  Mortality and Expense Risks Charge ........................................     23
  Charges for Transfers .....................................................     23
  Reduction in Charges ......................................................     23
  SPECIAL PROVISIONS FOR EXCHANGES ..........................................     24
  COMPANY TAX CONSIDERATIONS ................................................     24
POLICY VALUE
  Determination of the Policy Value .........................................     24
  Units and Unit Values .....................................................     24
  Transfers of Policy Value .................................................     25
POLICY LOANS
  Effect of Policy Loan .....................................................     26
  Interest Charged on Policy Loans ..........................................     26
  Loan Account ..............................................................     27
POLICY SURRENDER AND PARTIAL WITHDRAWALS
  Policy Surrender ..........................................................     27

  Partial Withdrawals .......................................................     28
LAPSE AND REINSTATEMENT
  Lapse .....................................................................     28
  No Lapse Guarantee ........................................................     28
  No-Lapse Guarantee Cumulative Premium Test ................................     29
  Reinstatement .............................................................     29
THE GENERAL ACCOUNT
  Fixed Account .............................................................     30
OTHER PROVISIONS OF THE POLICY
  Policyowner Rights ........................................................     30
  Beneficiary ...............................................................     31
  Incontestability ..........................................................     31
  Misstatement of Age or Sex ................................................     31
  Suicide Exclusion .........................................................     31
  Supplementary Benefits ....................................................     31
TAX TREATMENT OF THE POLICY
  Life Insurance Qualification ..............................................     32
  Tax Treatment of Policy Benefits ..........................................     33
  Alternate Minimum Tax .....................................................     37
  Income Tax Reporting ......................................................     37
OTHER INFORMATION
  Payment of Proceeds .......................................................     37
  Reports to Policyowners ...................................................     37
  Distribution of the Policies ..............................................     38
  Responsibilities of Manufacturers Life ....................................     38
  Voting Rights .............................................................     38
  Substitution of Portfolio Shares ..........................................     39
  Records and Accounts ......................................................     39
  State Regulations .........................................................     39
  Litigation ................................................................     39
  Independent Auditors ......................................................     39
  Further Information .......................................................     40
  Officers and Directors ....................................................     40
  Optional Term Rider .......................................................     43
  Illustrations .............................................................     44
  Appendix A - Sample Illustrations of Policy Values, Cash Surrender Values
  and Death Benefits ........................................................     A-1
  Appendix  B - Audited Financial Statements ................................     B-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.


Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

 DEFINITIONS


Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

Attained Age

            is the age at issue plus the number of whole years that have elapsed since the Policy Date.

Business Day

is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.


Fixed Account



is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.


Gross Withdrawal

is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.


Investment Account


is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

Life Insured

is the person whose life is insured under this Policy.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Monthly No-Lapse Guarantee Premium

is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee

is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period


is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. (The No Lapse Guarantee Period for a particular Policy is stated in the Policy.)


No-Lapse Guarantee Premium

is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-     the face amount of insurance changes.

-     a Supplementary Benefit is added, changed or terminated.

-     the risk classification of the life insured changes.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-     the Death Benefit Option changes.

No-Lapse Guarantee Cumulative Premium

is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test

is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date

is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)   is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)   is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY

GENERAL


We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider, supersede the disclosure in this prospectus.


DEATH BENEFITS


There are two death benefit options. Under Option 1 the death benefit is the FACE AMOUNT OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. You may change the death benefit option and increase or decrease the Face Amount.


OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

      charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses,

      charges deducted from premiums paid, and

      charges assessed on surrender or lapse.

These charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES


Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each

Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.



 TABLE OF CHARGES AND DEDUCTIONS


Premium Charge:         6.6% of each premium paid during the first 10 Policy
                        Years and 3.6% thereafter (on a non-guaranteed basis in the state of New Jersey).

Surrender Charges:      A Surrender Charge is applicable for 10 Policy Years
                        from the Policy Date or an increase in Face Amount. The
                        Surrender Charge is determined by the following formula:

                        Surrender Charge = (Surrender Charge Rate) x (Face Amount Associated with the Surrender Charge/1000) x (Grading Percentage)

                        The Grading Percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs and is set forth in the table under "Surrender Charges."

                        The Surrender Charge Rate is calculated as follows:

                        Surrender Charge Rate = (Rate per $1000 of Face Amount) + (80%) x (Surrender Charge Premium)

                        The Rate per $1000 of Face Amount is based on the age at which the transaction causing the assessment of the charge occurs and is set forth in a table under "Surrender Charges."

                        The Surrender Charge Premium is the lesser of:

                               - the premiums paid during the first Policy Year (or premiums attributable to a Face Amount increase) per $1000 of Face Amount, and

                               -     the Surrender Charge Premium Limit
                                     specified in the Policy per $1000 of Face
                                     Amount.

                        The premiums attributable to a Face Amount increase will equal a portion of each payment made within one year of the increase plus a portion of the Policy Value at the time of the increase.

                        A portion of this charge will be assessed on a partial withdrawal.

Monthly Deductions:     An administration charge of $30 per Policy Month will be
                        deducted in the first Policy Year. In subsequent years, the administration charge will be $15 per Policy Month.

                        The cost of insurance charge.

                        Any additional charges for supplementary benefits, if applicable.

                        A mortality and expense risks charge. This charge varies by Policy Year as follows:

                        Policy Years      Guaranteed Monthly        Guaranteed Annual
                                         Mortality and Expense        Mortality and
                                             Risks Charge          Expense Risks Charge
                            1-10                0.0627%                   0.75%
                            11+                 0.0209%                   0.25%

                        All of the above charges are deducted from the Net Policy Value.

Loan Charges:           A fixed loan interest rate of 5.25% during the first 10
                        Policy Years and 4% thereafter. Interest credited to amounts in the Loan Account is guaranteed not to be less than 4% at all times. The maximum loan amount is 90% of the Net Cash Surrender Value.

Transfer Charge:        A charge of $25 per transfer for each transfer in excess
                        of 12 in a Policy Year.


TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES
TRUST ANNUAL EXPENSES


(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)



                                                                               TOTAL TRUST
                                                      OTHER EXPENSES            ANNUAL EXPENSES
                                      MANAGEMENT     (AFTER EXPENSE           (AFTER EXPENSE
TRUST PORTFOLIO                          FEES         REIMBURSEMENT)            REIMBURSEMENT)
Internet Technologies .......            1.150%               0.130%               1.280%(E)
Pacific Rim Emerging Markets             0.850%               0.180%               1.030%
 Telecommunications .........            1.100%               0.130%               1.230%(A)
Science & Technology ........            1.100%(F)            0.040%               1.140%
International Small Cap .....            1.100%               0.440%               1.540%
Health Sciences .............            1.100%(F)            0.130%               1.230%(A)
Aggressive Growth ...........            1.000%               0.070%               1.070%
Emerging Small Company ......            1.050%               0.050%               1.100%
Small Company Blend .........            1.050%               0.140%               1.190%
Dynamic Growth ..............            1.000%               0.070%               1.070%(E)
Mid Cap Growth ..............            1.000%               0.280%               1.280%(A)
Mid Cap Opportunities........            1.000%               0.230%               1.230%(A)
Mid Cap Stock ...............            0.925%               0.075%               1.000%
All Cap Growth ..............            0.950%               0.050%               1.000%
Financial Services ..........            0.950%               0.090%               1.040%(A)
Overseas ....................            0.950%               0.200%               1.150%
International Stock .........            1.050%(F)            0.180%               1.230%
International Value .........            1.000%               0.180%               1.180%
Capital Appreciation ........            0.900%               0.500%(H)            1.400%(H)
Strategic Opportunities (I)..            0.850%               0.050%               0.900%
Quantitative Mid Cap ........            0.800%               0.070%               0.870%(A)
Global Equity ...............            0.900%               0.120%               1.020%
Strategic Growth ............            0.900%               0.120%               1.020%(A)
Growth ......................            0.850%               0.050%               0.900%
Large Cap Growth ............            0.875%               0.065%               0.940%
All Cap Value ...............            0.950%               0.140%               1.090%(A)
Capital Opportunities .......            0.900%               0.160%               1.060%(A)
Quantitative Equity .........            0.700%               0.050%               0.750%
Blue Chip Growth ............            0.875%(F)            0.035%               0.910%
Utilities ...................            0.900%               0.270%               1.170%(A)
Real Estate Securities ......            0.800%(A)            0.060%               0.860%
Small Company Value .........            1.050%(F)            0.190%               1.240%
Mid Cap Value ...............            0.950%               0.160%               1.110%(A)
Value .......................            0.800%               0.060%               0.860%
Tactical Allocation .........            0.900%               0.430%               1.330%(E)
Fundamental Value ...........            0.950%               0.130%               1.080%(A)
Growth & Income .............            0.750%               0.040%               0.790%
U.S. Large Cap Value ........            0.875%               0.055%               0.930%
Equity-Income ...............            0.875%(F)            0.035%               0.910%
Income & Value ..............            0.800%               0.060%               0.860%
Balanced ....................            0.704%(A)            0.060%               0.764%
High Yield ..................            0.775%               0.065%               0.840%

Strategic Bond ..............            0.775%               0.095%               0.870%
Global Bond .................            0.800%               0.200%               1.000%
Total Return ................            0.775%               0.065%               0.840%
Investment Quality Bond .....            0.650%               0.080%               0.730%
Diversified Bond ............            0.750%               0.060%               0.810%
U.S. Government Securities ..            0.650%               0.070%               0.720%
Money Market ................            0.500%               0.040%               0.540%
Small Cap Index .............            0.525%               0.075%(G)            0.600%(E)
International Index .........            0.550%               0.050%(G)            0.600%(E)
Mid Cap Index ...............            0.525%               0.075%(G)            0.600%(E)
Total Stock Market Index ....            0.525%               0.075%(G)            0.600%(E)
500 Index ...................            0.525%               0.025%(G)            0.550%(E)
Lifestyle Aggressive 1000(D).            0.070%               1.050%(B)            1.120%(C)
Lifestyle Growth 820(D) .....            0.055%               0.980%(B)            1.035%(C)
Lifestyle Balanced 640(D)  ..            0.055%               0.890%(B)            0.945%(C)
Lifestyle Moderate 460(D)  ..            0.064%               0.820%(B)            0.884%(C)
Lifestyle Conservative 280(D)            0.075%               0.780%(B)            0.855%(C)


-----------------

(A)     Based on estimates to be made during the current fiscal year.

(B)     Reflects expenses of the Underlying Portfolios.

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as follows:

        If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)


        This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be higher (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31,
        2000) as noted in the chart below:



                                               MANAGEMENT             OTHER        TOTAL TRUST
         Trust Portfolio                           FEES             EXPENSES      ANNUAL EXPENSES
         -----------------------------------------------------------------------------------------
         Lifestyle Aggressive 1000                 0.070%            1.075%            1.145%
         Lifestyle Growth 820  ....                0.055%            0.990%            1.045%
         Lifestyle Balanced 640 ...                0.055%            0.900%            0.955%
         Lifestyle Moderate 460 ...                0.064%            0.845%            0.909%
         Lifestyle Conservative 280                0.075%            0.812%            0.887%


(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.


(E) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.



(F) Effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The fee reduction is based on the combined asset level of all five portfolios and the International Stock Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

            Combined Asset Levels                                           Fee Reduction
                                                              (As a Percentage of the Advisory Fee)
                                                              -------------------------------------
            First $750 million                                                   0.0%
            Between $750 million and $1.5 billion                                2.5%
            Between $1.5 billion and $3.0 billion                                3.75%
            Over $3.0 billion                                                    5.0%



      The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the adviser. As of February 28, 2001, the combined asset level for all four portfolios was approximately $4.469 billion resulting in a fee reduction of 3.065%. There is no guarantee that the combined asset level will remain at this amount. If the combined asset level were to decrease to a lower breakpoint, the fee reduction would decrease as well.



(G) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(H) Annualized - For period November 1, 2000 (commencement of operations) to December 31, 2000. For all portfolios except the Lifestyle Trusts, the Adviser reduces its advisory fee or reimburses the portfolio if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business) exceed certain annual rates. In the case of the Capital Appreciation Trust, the Adviser reimbursed the portfolio for certain expenses for the year ended December 31, 2000. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.700% and 1.600%, respectively. These voluntary expense reimbursements may be terminated at any time .



(I)   Formerly, Mid Cap Blend.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS


The Trust currently has twenty-five subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of ours.



         SUBADVISER                                                      PORTFOLIO
         A I M Capital Management, Inc.                                  All Cap Growth Trust
                                                                         Aggressive Growth Trust

         Capital Guardian Trust Company                                  Small Company Blend Trust
                                                                         U.S. Large Cap Value Trust
                                                                         Income & Value Trust
                                                                         Diversified Bond Trust

         Cohen & Steers Capital Management, Inc.                         Real Estate Securities Trust

         Davis Select Advisers, L.P.                                     Financial Services Trust
                                                                         Fundamental Value Trust

         The Dreyfus Corporation                                         All Cap Value Trust

         Fidelity Management & Research Company                          Strategic Opportunities Trust A
                                                                         Large Cap Growth Trust
                                                                         Overseas Trust

         Founders Asset Management LLC                                   International Small Cap Trust

                                                                         Balanced  Trust(C)

         Franklin Advisers, Inc.                                         Emerging Small Company Trust

         INVESCO Funds Group, Inc.                                       Telecommunications Trust
                                                                         Mid Cap Growth Trust

         Janus Capital Corporation                                       Dynamic Growth Trust

         Jennison Associates LLC                                         Capital Appreciation Trust

         Lord, Abbett & Co.                                              Mid Cap Value Trust

         Manufacturers Adviser Corporation                               Pacific Rim Emerging Markets Trust
                                                                         Quantitative Equity Trust
                                                                         Quantitative Mid Cap Trust
                                                                         Money Market Trust
                                                                         Index Trusts
                                                                         Lifestyle  Trusts(B)
                                                                         Balanced Trust(C)

         Massachusetts Financial Services Company                        Strategic Growth Trust
                                                                         Capital Opportunities Trust
                                                                         Utilities Trust

         Miller Anderson & Sherrerd, LLP                                 Value Trust
                                                                         High Yield Trust

         Brinson Advisors, Inc.                                          Tactical Allocation Trust
         (formerly, Mitchell Hutchins Asset Management  Inc.)

         Munder Capital Management                                       Internet Technologies Trust

         Pacific Investment Management Company                           Global Bond Trust
                                                                         Total Return Trust

         Putnam Investment Management, L.L.C.                            Mid Cap Opportunities Trust
                                                                         Global Equity  Trust

         Salomon Brothers Asset Management Inc                           U.S. Government Securities Trust
                                                                         Strategic Bond Trust

         SSgA Funds Management, Inc.                                     Growth Trust
                                                                         Lifestyle  Trusts(B)

         T. Rowe Price Associates, Inc.                                  Science & Technology Trust
                                                                         Small Company Value Trust
                                                                         Health Sciences Trust
                                                                         Blue Chip Growth Trust
                                                                         Equity-Income Trust

         T. Rowe Price International, Inc.                               International Stock Trust

         Templeton Investment Counsel, Inc.                              International Value Trust

         Wellington Management Company, LLP                              Growth & Income Trust
                                                                         Investment Quality Bond Trust
                                                                         Mid Cap Stock Trust


-----------------

      (A)   Formerly, the Mid Cap Blend Trust.



      (B) SSgA Funds Management, Inc. provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.



      (C) A shareholders meeting has been scheduled for May 4, 2001 to approve Manufacturers Adviser Corporation as the new subadviser to the Balanced Trust. If this change is approved by shareholders, it will be effective immediately.



GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST

MANUFACTURERS LIFE OF AMERICA

We are a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

Manufacturers Life of America has received the following ratings from independent rating agencies:


      Standard and Poor's Insurance Ratings Service:        AA+ (for financial strength)
      A.M. Best Company:                                    A++ (for financial strength)
      Fitch:                                                AAA (for financial strength)
      Moody's Investors Service, Inc.:                      Aa2 (for financial strength)


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

REGISTRATION

The Separate Account is registered with the Commission under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the Commission of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:


The INTERNET TECHNOLOGIES TRUST seeks long-term capital appreciation by investing the portfolio's assets primarily in companies engaged in Internet-related business (such businesses also include Intranet-related businesses).


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.


The TELECOMMUNICATIONS TRUST seeks capital appreciation (with earning income as a secondary objective) by investing, under normal market conditions, primarily in equity securities of companies engaged in the telecommunications sector, that is, in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies.



The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing at least 65% of the portfolio's total assets in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.


The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing the portfolio's assets primarily in equity securities selected for their growth potential. Normally at least 50% of its equity assets are invested in medium-sized companies.


The MID CAP GROWTH TRUST seeks capital appreciation by investing primarily in common stocks of mid-sized companies - those with market capitalizations between $2 billion and $15 billion at the time of purchase.



The MID CAP OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, primarily in common stocks and other equity securities of U.S. companies, with a focus on growth stocks of mid size companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities with significant capital appreciation potential, with emphasis on medium-sized companies.


The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset,s under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.



The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 65% of the portfolio's assets are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.


The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.


The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospectus. These companies are generally medium-to-large capitalization companies.



The STRATEGIC OPPORTUNITIES TRUST (formerly, Mid Cap Blend Trust) seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.



The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing , under normal market conditions, at least 65% of the portfolio's total assets in equity securities of companies in at least three different countries, including the U.S. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies that the subadviser believes are undervalued.



The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.


The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.


The ALL CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in the stocks of value companies of any size.



The CAPITAL OPPORTUNITIES TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which the subadviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.


The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.


The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing at least 65% of the portfolio's total assets in the common stocks of large and medium-sized blue chip companies. Many of the stocks in the portfolio are expected to pay dividends.



The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of the portfolio's total assets in equity and debt securities of domestic and foreign companies in the utilities industry.



The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing , under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Normally, the portfolio will invest at least 65% of its total assets in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.



The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolios total assets in equity securities which the subadviser believes to be undervalued in the marketplace. Normally, at least 65% of the portfolio's total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $10 billion.


The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The TACTICAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by allocating the portfolio's assets between (i) a stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index, and (ii) a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.


The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.


The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.


The BALANCED TRUST seeks current income and capital appreciation by investing the portfolio's assets in a balanced portfolio of (i) equity securities and (ii) fixed income securities.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:


(i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and


(ii)  the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manufacturers Life of America will generally issue a Policy only if it has a Face Amount of at least $100,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policy owner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

(1)   the amount of all premiums paid or

(2)

      (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

      (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

      (c)   any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value must be less than the Net Single Premium necessary to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, the Company reserves the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

-     a change in the policy's Face Amount.

-     a change in the death benefit option.

-     partial Withdrawals.

-     addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit

Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the Policy.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. The Company will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manufacturers Life of America approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in face amount will usually result in the Policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the surrender charge premium limit associated with that increase. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If a policyowner requests to change both the Face Amount and the Death Benefit
      Option in the same month, the Death Benefit Option change shall be deemed to occur first.

DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manufacturers Life of America approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the policy to fall below the minimum Face Amount of $100,000.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.


The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium. (For policies issued in the state of Florida, the minimum initial premium in one-twelfth of the No-Lapse Guarantee Value Deduction (which is set forth in the Table of Values in your policy).


On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manufacturers Life of America will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

PREMIUM CHARGE


During the first 10 Policy Years, Manufacturers Life of America deducts a premium charge from each premium payment, equal to 6.6% of the premium. Thereafter the premium charge is equal to 3.6% of the premium (on a non-guaranteed basis in the state of New Jersey) . The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.


SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

-     the Policy is surrendered for its Net Cash Surrender Value,

-     a partial withdrawal is made, or

-     the Policy lapses.

The surrender charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Face Amount associated with the Surrender Charge x 1000) x (Grading Percentage)

DEFINITIONS OF THE FORMULA FACTORS ABOVE

Face Amount of the Policy Associated with the Surrender Charge

The Face Amount associated with the Surrender Charge equals the Face Amount for which the Surrender Charge is being applied. The Face Amount may be increased or decreased as described under "Changing the Face Amount" above.

Surrender Charge Rate  (the calculation is also described in words below)

Surrender Charge Rate  = (X) + (80%) x (Surrender Charge Premium)

Where "X" is equal to:

TABLE FOR RATE PER  $1,000 OF FACE:

           Age at Issue       Rate per $1,000        Age at Issue         Rate per $1,000
           or Increase       of Face Value ($)        or Increase        of Face Value ($)
                0                   2.00                  18                   4.25
                1                   2.13                  19                   4.38
                2                   2.25                  20                   4.50
                3                   2.38                  21                   5.00
                4                   2.50                  22                   5.50
                5                   2.63                  23                   6.00
                6                   2.75                  24                   6.50
                7                   2.88                  25                   7.00
                8                   3.00                  26                   7.20
                9                   3.13                  27                   7.40
                10                  3.25                  28                   7.60
                11                  3.38                  29                   7.80
                12                  3.50                  30                   8.00
                13                  3.63                  31                   8.04
                14                  3.75                  32                   8.08
                15                  3.88                  33                   8.12
                16                  4.00                  34                   8.16
                17                  4.13              35 and over              8.20

      The Surrender Charge Premium is the lesser of:

      a. the premiums paid during the first Policy Year per $1,000 of Face Amount at issue or following a Face Amount increase, and

      b. the Surrender Charge Premium Limit specified in the Policy per $1,000 of Face Amount.

      Grading Percentage

The grading percentages during the Surrender Charge Period and set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases.

The grading percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                   Surrender             Surrender Charge
                   Charge Period         Grading Percentage
                   1                     100%
                   2                     90%
                   3                     80%

                   4                     70%
                   5                     60%
                   6                     50%
                   7                     40%
                   8                     30%
                   9                     20%
                   10                    10%
                   11                    0%

Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if the policyowner surrenders the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

FORMULAS DESCRIBED IN WORDS

Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 10 years.

Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals "X" (see Table above) and (b) equals 80% times the Surrender Charge Premium.

ILLUSTRATION OF MAXIMUM SURRENDER CHARGE CALCULATION

Assumptions

-     45 year old male (standard risks and nonsmoker status)

-     Policy issued 7 years ago

- $7,785 in premiums has been paid on the Policy in equal annual installments over the 7 year period

-     Surrender Charge Premium for the Policy is $15.26

- Face Amount of the Policy at issue is $500,000 and no increases have occurred

-     Policy is surrendered during the first month of the seventh policy year.

Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $4,082 determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

      Surrender Charge Rate  = (8.20) + (80%) x (Surrender Charge Premium)

      $20.41 = (8.20) + (80%) x (15.26)

      The Surrender Charge Rate is equal to $20.41

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

      Surrender Charge = (Surrender Charge Rate) x (Face Amount of the Policy associated with the Surrender Charge/1000) x (Grading Percentage)

      $4,082 = (20.41) x ($500,000 x 1000) x (40%)

      The maximum Surrender Charge is equal to $4,082.

Depending upon the Face Amount of the Policy, the age of the insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

-     an administration charge;

-     a charge for the cost of insurance;

-     a mortality and expense risks charge;

- if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE

This charge will be equal to $30 per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will be $15 per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

For Death Benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b)is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the life insured.

Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefits.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that the Life Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                            Guaranteed Monthly         Equivalent Annual
Policy Year                 Mortality and              Mortality and Expense
                            Expense Risks Charge       Risks Charge
1-10                        0.0627%                    0.75%
11                          0.0209%                    0.25%

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manufacturers Life of America reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manufacturers Life of America believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued either by the Company or The Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by The Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS


At the present time, the Company makes no special charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occur. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)   within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manufacturers of America otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%, subject to the Company's reservation of the right to increase the rate as described under the heading "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10." If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the life insured reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan

Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the

Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges."

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL
If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

Partial withdrawals do not affect the Face Amount of a Policy if Death Benefit Option 2 is in effect.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE


(See below for provisions applicable for policies issued in Florida)


In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if (i) the face amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured.

The No-Lapse Guarantee Period is described under "Definitions"

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.


Policies Issued in Florida. The following changes are applicable for Policies issued in Florida:



A No-Lapse Guarantee Value Test (as opposed to a No-Lapse Guarantee Cumulative Premium Test) is used to determine whether the No-Lapse Guarantee is in effect.



The No-Lapse Guarantee Value Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid less:



      (a)   the sum of the No-Lapse Guarantee Value Deductions,



      (b)   any gross withdrawals, and



      (c)   any Policy Debt



is equal to or greater  than zero.



The No-Lapse Guarantee Value Deduction is set forth in the Table of Values in your Policy. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:



-     the face amount of insurance changes.



-     a supplementary benefit is added, changed or terminated.



-     the risk classification of the life insured changes.



- a temporary Additional Rating is added (due to a face amount increase), or terminated.



-     The Death Benefit Option changes.



If, during the No-Lapse Guarantee Period, the No-Lapse Guarantee Value Test has not been met, the No-Lapse Guarantee Value Test (as opposed to the No-Lapse Guarantee Cumulative Premium Test) will be used to determine the amount necessary to keep your Policy from going into default. This required payment will be equal to the lesser of:



(a) the amount necessary to satisfy the No-Lapse Guarantee Value Test at the date of default, plus the sum of two monthly No-Lapse Guarantee Value Deductions, or



(b)   the amount necessary to bring the Net Cash Surrender Value to zero plus:



      1.    the monthly deductions due,



      2.    the next two monthly deductions, and



      3.     the applicable premium charge.


NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST


The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any Policy Debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)   The life insured's risk classification is standard or preferred, and

(b)   The life insured's Attained Age is less than 46.

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of the life insured's insurability, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

      (a)   the portion of the net premiums allocated to it; plus

      (b)   any amounts transferred to it; plus

      (c)   interest credited to it; less

      (d)   any charges deducted from it; less

      (e)   any partial withdrawals from it; less

      (f)   any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

-     Vary the premiums paid under the Policy.

-     Change the death benefit option.

-     Change the premium allocation for future premiums.

-     Transfer amounts between sub-accounts.

-     Take loans and/or partial withdrawals.

-     Surrender the contract.

-     Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

-     Change or revoke a contingent owner.

-     Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the life insured's lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, the Company will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY


Manufacturers Life of America will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.


MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the life insured in the Policy are incorrect, Manufacturers Life of America will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the insured's death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

SUPPLEMENTARY BENEFITS


Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.


TAX TREATMENT OF THE POLICY


The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.


The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE


Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.


With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus


- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus


- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:


- First, all partial withdrawals from such a Policy and assignments or pledges of any part of its value are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.


- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      -     is made on or after the policyowner attains age 59-1/2;

      -     is attributable to the policyowner becoming disabled; or

      - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

      These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount


If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.


Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums


If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowners.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.


If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status, will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.


If the policyowner is an individual and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.


INTEREST ON POLICY LOANS AFTER YEAR 10

Interest credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less than the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES


A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.


OTHER TRANSACTIONS


A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Life Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

-     the value each year of the life insurance protection provided;

-     an amount equal to any employer-paid premiums; or

- some or all of the amount by which the current value exceeds the employer's interest in the Policy.


Participants should consult with their tax adviser to determine the tax consequences of these arrangements.


OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account the Company may delay payment during any period during which
(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

-     the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-     the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES


ManEquity, Inc., an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Joseph Scott, Robert Cook and Gary Buchanan. The officers of ManEquity, Inc. are: (i) Gary Buchanan - President, (ii) Thomas Reive - Treasurer, (iii) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Net Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE

The Manufacturers Life Insurance Company "Manufacturers Life" and The Manufacturers Life Insurance Company (USA), ("Manufacturers USA"), have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS


As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES


Although we believe it to be unlikely, it is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the Commission. and one or more state insurance departments may be required.


Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the three years ended December 31, 2000 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the two years ended December 31, 2000, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the Commission's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.

OFFICERS AND DIRECTORS


                                    POSITION WITH
                                    MANUFACTURERS LIFE
NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
Sandra M. Cotter (38)*              Director                         Attorney, Dykema Gossett, PLLC, 1989 to present.
                                    (since December 1992)

James D. Gallagher (46)**           Director (since May 1996),       President, Manufacturers Investment Trust,
                                    Secretary and General Counsel    February 2001 to Present, President, The
                                                                     Manufacturers Life Insurance Company of New
                                                                     York, August 1999 to Present, Vice President,
                                                                     Secretary and General Counsel, The
                                                                     Manufacturers Life Insurance Company (USA),
                                                                     January 1997 to present; Secretary and General
                                                                     Counsel, Manufacturers Adviser Corporation,
                                                                     January 1997 to present; Vice President,
                                                                     Chief Legal Officer and Government
                                                                     Relations-U.S. Operations, The Manufacturers
                                                                     Life Insurance Company, January 1996 to
                                                                     present; Vice President, Secretary and General
                                                                     Counsel, The Manufacturers Life Insurance
                                                                     Company of North America, 1994 to present.

Donald A. Guloien (44)***           Director (since August 1990)     Executive Vice President, Business Development,
                                    and President                    The Manufacturers Life Insurance Company,
                                                                     January 1999 to present, Senior Vice President,
                                                                     Business Development, The Manufacturers Life
                                                                     Insurance Company, 1994 to December 1998.

James O'Malley (55)***              Director (since November 1998)   Senior Vice President, U.S. Pensions, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1999 to present; Vice President, Systems New
                                                                     Business Pensions, The Manufacturers Life
                                                                     Insurance Company,  1984 to December 1998.

Joseph J. Pietroski (62)***         Director (since July 1992)       Senior Vice President and Corporate Secretary,
                                                                     The Manufacturers Life Insurance Company,

                                    POSITION WITH
                                    MANUFACTURERS LIFE
NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
                                                                     1999 to present.  Senior Vice President, General
                                                                     Counsel and Corporate Secretary, The
                                                                     Manufacturers Life Insurance Company, 1988 to
                                                                     1999.

John D. Richardson (63)***          Director (since January 1995)    Senior Executive Vice President, The
                                    and Chairman                     Manufacturers Life Insurance Company; January
                                                                     1999 to present; Executive Vice President, U.S.
                                                                     Operations, The Manufacturers Life Insurance
                                                                     Company, November 1997 to December 1998; Senior
                                                                     Vice President and General Manager, U.S.
                                                                     Operations, The Manufacturers Life Insurance
                                                                     Company, January 1995 to October 1997.

Victor Apps (53)***                 Vice President, Asia             Executive Vice President, Asia Operations, The
                                                                     Manufacturers Life Insurance Company, November
                                                                     1997 to present; Senior Vice President and
                                                                     General Manager, Greater China Division, The
                                                                     Manufacturers Life Insurance Company, 1995 to
                                                                     1997; Vice President and General Manager,
                                                                     Greater China Division, The Manufacturers Life
                                                                     Insurance Company, 1993 to 1995

Felix Chee (54)***                  Vice President, Investments      Executive Vice President & Chief Investment
                                                                     Officer, The Manufacturers Life Insurance
                                                                     Company; November 1997 to present; Chief
                                                                     Investment Officer, The Manufacturers Life
                                                                     Insurance Company, June 1997 to present, Senior
                                                                     Vice President and Treasurer, The Manufacturers
                                                                     Life Insurance Company, August 1994 to May 1997.

Robert A. Cook (46)**               Vice President, Marketing        Senior Vice President, U.S. Individual
                                                                     Insurance, The Manufacturers Life Insurance
                                                                     Company, January 1999 to present; Vice
                                                                     President, Product Management, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1996 to December 1998; Sales and Marketing
                                                                     Director, The Manufacturers Life Insurance
                                                                     Company, 1994 to 1995.

John Ostler (48)***                 Vice President, Chief            Vice President, Chief Financial Officer and
                                    Financial Officer and            Appointed Actuary, U.S. Operations, The
                                    Appointed Actuary                Manufacturers Life Insurance Company, October
                                                                     1, 2000  to present; Vice President and
                                                                     Corporate Actuary, The Manufacturers Life
                                                                     Insurance Company,  March 1998 to September
                                                                     2000; Vice President  & CFO U.S. Individual
                                                                     Insurance, The Manufacturers Life Insurance
                                                                     Company, 1992 to  March 1998; Vice President,
                                                                     U.S. Insurance Products, The Manufacturers
                                                                     Life Insurance

                                    POSITION WITH
                                    MANUFACTURERS LIFE
NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
                                                                     Company, 1990 - 1992; Assistant
                                                                     Vice President & Pricing Actuary, U.S.
                                                                     Insurance, The Manufacturers Life Insurance
                                                                     Company, 1988-1990.

Denis Turner (45)***                Vice President and Treasurer     Vice President and  Treasurer, The
                                                                     Manufacturers Life Insurance Company of
                                                                     America, May 1999 to present; Vice President
                                                                     & Chief Accountant, U.S. Division, The
                                                                     Manufacturers Life Insurance Company, May 1999
                                                                     to present; Assistant Vice President, Financial
                                                                     Operations, Reinsurance Division, The
                                                                     Manufacturers Life Insurance Company, February
                                                                     1998 to April 1999; Assistant Vice President &
                                                                     Controller, Reinsurance Division, The
                                                                     Manufacturers Life Insurance Company, November
                                                                     1995, to January 1998, Assistant Vice
                                                                     President, Corporate Controllers, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1989 to October 1995.




* Principal business address is Dykema Gossett, 800 Michigan National Tower, Lansing, Michigan 48933.


** Principal business address is Manulife Financial, 73 Tremont Street, Boston, MA 02108.



*** Principal business address is Manulife Financial, 200 Bloor Street, Toronto, Ontario Canada M4W 1E5.


OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS

The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses (excluding those of the Equity Index Trust), which is approximately 0.981% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 0.976%, 4.965% and 10.907%. The illustrations reflect the current expense reimbursements in effect for the Lifestyle Trusts and the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.991% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of 0.986%, 4.955% and 10.907%. The expense reimbursements for certain of the Trusts (as described in the "Trust Annual Expenses" table) are expected to remain in effect during the fiscal year ended December 31, 2001. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are four tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker:

20 Year No Lapse Guarantee

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

10 Year No Lapse Guarantee

- one based on current cost of insurance charges assessed by the Company and reflecting a 10 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 10 year no lapse guarantee.

Policies Issued in New Jersey*

- one based on current cost of insurance charges assessed by the Company and reflecting a 10 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 10 year no lapse guarantee.

* There is a separate table to reflect maximum costs of insurance charges in New Jersey since the premium charge is reduced to 3.6% after Policy Year 10 on a non-guaranteed basis only.

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

 The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

               ILLUSTRATIONS REFLECTING 20 YEAR NO LAPSE GUARANTEE
                (NOT APPLICABLE TO POLICIES ISSUED IN NEW JERSEY)

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                 6% Hypothetical                         12% Hypothetical
                            Gross Investment Return         Gross Investment Return                 Gross Investment Return
                            -----------------------         -----------------------                 -----------------------
 End Of    Accumulated    Policy       Cash      Death     Policy     Cash      Death          Policy        Cash       Death
 Policy      Premiums      Value    Surrender   Benefit     Value   Surrender   Benefit         Value      Surrender    Benefit
Year (1)        (2)                 Value (3)                       Value (3)                               Value (3)
    1          2,373       1,018           0    500,000     1,109         0     500,000         1,200             0     500,000
    2          4,865       2,199           0    500,000     2,450         0     500,000         2,712             0     500,000
    3          7,481       3,332           0    500,000     3,819         0     500,000         4,350           165     500,000
    4         10,228       4,399         805    500,000     5,198     1,604     500,000         6,102         2,508     500,000
    5         13,112       5,418       2,415    500,000     6,604     3,601     500,000         8,002         4,999     500,000
    6         16,141       6,366       3,953    500,000     8,015     5,603     500,000        10,038         7,626     500,000
    7         19,321       7,244       5,423    500,000     9,431     7,609     500,000        12,226        10,404     500,000
    8         22,660       8,075       6,844    500,000    10,874     9,643     500,000        14,602        13,371     500,000
    9         26,166       8,899       8,259    500,000    12,386    11,746     500,000        17,229        16,589     500,000
   10         29,847       9,711       9,661    500,000    13,964    13,915     500,000        20,127        20,077     500,000
   15         51,206      12,887      12,887    500,000    22,419    22,419     500,000        39,577        39,577     500,000
   20         78,466      13,744      13,744    500,000    30,730    30,730     500,000        69,499        69,499     500,000
   25        113,256      10,907      10,907    500,000    37,391    37,391     500,000       115,971       115,971     500,000
   30        157,659       1,160       1,160    500,000    38,461    38,461     500,000       188,354       188,354     500,000
   35        214,330       0 (4)       0 (4)      0 (4)    26,523    26,523     500,000       304,642       304,642     500,000
   40        286,658                                        0 (4)     0 (4)       0 (4)       503,572       503,572     538,822
   45        378,968                                                                          840,414       840,414     882,435
   50        496,783                                                                        1,385,122     1,385,122   1,454,378
   55        647,147                                                                        2,253,830     2,253,830   2,366,522
   60        839,054                                                                        3,672,581     3,672,581   3,709,307
   65      1,083,982                                                                        6,099,544     6,099,544   6,099,544

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                0% Hypothetical                 6% Hypothetical                         12% Hypothetical
                            Gross Investment Return         Gross Investment Return                 Gross Investment Return
                            -----------------------         -----------------------                 -----------------------
 End Of    Accumulated     Policy     Cash      Death       Policy    Cash         Death       Policy      Cash       Death
 Policy      Premiums       Value   Surrender   Benefit     Value   Surrender     Benefit       Value    Surrender    Benefit
Year (1)        (2)                  Value (3)                       Value (3)                            Value (3)
   1           2,373       1,018         0      500,000     1,109         0       500,000       1,200           0     500,000
   2           4,865       2,027         0      500,000     2,272         0       500,000       2,530           0     500,000
   3           7,481       2,966         0      500,000     3,432         0       500,000       3,939           0     500,000
   4          10,228       3,833       239      500,000     4,581       987       500,000       5,431       1,837     500,000
   5          13,112       4,617     1,614      500,000     5,709     2,706       500,000       7,004       4,001     500,000
   6          16,141       5,316     2,904      500,000     6,812     4,400       500,000       8,662       6,249     500,000
   7          19,321       5,917     4,095      500,000     7,874     6,052       500,000      10,398       8,576     500,000
   8          22,660       6,421     5,190      500,000     8,892     7,661       500,000      12,221      10,990     500,000
   9          26,166       6,816     6,176      500,000     9,850     9,210       500,000      14,126      13,486     500,000
  10          29,847       7,102     7,053      500,000    10,747    10,698       500,000      16,122      16,072     500,000
  15          51,206       6,684     6,684      500,000    14,067    14,067       500,000      28,031      28,031     500,000
  20          78,466       1,384     1,384      500,000    12,819    12,819       500,000      42,121      42,121     500,000
  25         113,256       0 (4)     0 (4)        0 (4)     1,104     1,104       500,000      55,550      55,550     500,000
  30         157,659                                        0 (4)     0 (4)         0 (4)      61,484      61,484     500,000
  35         214,330                                                                           41,170      41,170     500,000
  40         286,658                                                                            0 (4)       0 (4)       0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                 0% Hypothetical               6% Hypothetical                          12% Hypothetical
                             Gross Investment Return       Gross Investment Return                  Gross Investment Return
                             -----------------------       -----------------------                  -----------------------
  End Of      Accumulated  Policy     Cash     Death      Policy     Cash       Death          Policy      Cash        Death
  Policy        Premiums   Value   Surrender   Benefit     Value   Surrender    Benefit         Value    Surrender     Benefit
  Year (1)          (2)             Value (3)                       Value (3)                             Value (3)
     1           3,224     1,760         0     501,760     1,895         0      501,895          2,030           0     502,030
     2           6,608     3,667         0     503,667     4,052         0      504,052          4,455           0     504,455
     3          10,162     5,514       870     505,514     6,271     1,627      506,271          7,093       2,449     507,093
     4          13,894     7,278     3,290     507,278     8,531     4,543      508,531          9,945       5,957     509,945
     5          17,812     8,982     5,649     508,982    10,853     7,521      510,853         13,051       9,718     513,051
     6          21,926    10,600     7,923     510,600    13,215    10,538      513,215         16,410      13,733     516,410
     7          26,246    12,135    10,113     512,135    15,618    13,596      515,618         20,048      18,026     520,048
     8          30,782    13,608    12,243     513,608    18,085    16,719      518,085         24,016      22,650     524,016
     9          35,544    15,063    14,353     515,063    20,662    19,952      520,662         28,390      27,680     528,390
    10          40,545    16,492    16,438     516,492    23,346    23,292      523,346         33,205      33,150     533,205
    15          69,558    22,874    22,874     522,874    38,447    38,447      538,447         66,110      66,110     566,110
    20         106,588    26,658    26,658     526,658    54,862    54,862      554,862        117,628     117,628     617,628
    25         153,848    26,486    26,486     526,486    71,271    71,271      571,271        198,167     198,167     698,167
    30         214,166    19,295    19,295     519,295    83,853    83,853      583,853        322,385     322,385     822,385
    35         291,148       287       287     500,287    85,645    85,645      585,645        512,146     512,146   1,012,146
    40         389,398     0 (4)     0 (4)       0 (4)    62,969    62,969      562,969        798,038     798,038   1,298,038
    45         514,793                                     0 (4)     0 (4)        0 (4)      1,223,420   1,223,420   1,723,420
    50         674,833                                                                       1,851,223   1,851,223   2,351,223
    55         879,089                                                                       2,776,673   2,776,673   3,276,673
    60       1,139,777                                                                       4,161,019   4,161,019   4,661,019
    65       1,472,488                                                                       6,270,591   6,270,591   6,770,591

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                     0% Hypothetical                  6% Hypothetical                     12% Hypothetical
                                Gross Investment Return           Gross Investment Return             Gross Investment Return
                                -----------------------           -----------------------             -----------------------
  End Of     Accumulated      Policy    Cash        Death       Policy    Cash        Death      Policy        Cash        Death
  Policy        Premiums      Value   Surrender     Benefit     Value   Surrender     Benefit    Value      Surrender      Benefit
  Year (1)         (2)                  Value                            Value (3)                           Value (3)
                                         (3)
     1           3,224        1,760         0       501,760     1,895         0       501,895     2,030            0       502,030
     2           6,608        3,495         0       503,495     3,874         0       503,874     4,271            0       504,271
     3          10,162        5,146       502       505,146     5,881     1,237       505,881     6,681        2,037       506,681
     4          13,894        6,709     2,721       506,709     7,911     3,922       507,911     9,270        5,281       509,270
     5          17,812        8,177     4,844       508,177     9,953     6,620       509,953    12,046        8,713       512,046
     6          21,926        9,545     6,868       509,545    12,005     9,327       512,005    15,023       12,346       515,023
     7          26,246       10,800     8,779       510,800    14,050    12,029       514,050    18,205       16,184       518,205
     8          30,782       11,945    10,580       511,945    16,089    14,723       516,089    21,613       20,248       521,613
     9          35,544       12,967    12,257       512,967    18,106    17,396       518,106    25,255       24,545       525,255
    10          40,545       13,867    13,813       513,867    20,101    20,046       520,101    29,153       29,098       529,153
    15          69,558       16,537    16,537       516,537    29,890    29,890       529,890    54,231       54,231       554,231
    20         106,588       14,143    14,143       514,143    36,587    36,587       536,587    89,354       89,354       589,354
    25         153,848        3,081     3,081       503,081    34,895    34,895       534,895   135,949      135,949       635,949
    30         214,166        0 (4)     0 (4)         0 (4)    15,929    15,929       515,929   193,872      193,872       693,872
    35         291,148                                          0 (4)     0 (4)         0 (4)   256,534      256,534       756,534
    40         389,398                                                                          305,509      305,509       805,509
    45         514,793                                                                          294,843      294,843       794,843
    50         674,833                                                                          143,636      143,636       643,636
    55         879,089                                                                            0 (4)        0 (4)         0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,940 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                   0% Hypothetical                 6% Hypothetical                           12% Hypothetical
                               Gross Investment Return          Gross Investment Return                 Gross Investment Return
                               -----------------------          -----------------------                 -----------------------
   End Of     Accumulated  Policy        Cash      Death     Policy      Cash       Death       Policy        Cash         Death
   Policy       Premiums   Value      Surrender    Benefit   Value     Surrender    Benefit      Value      Surrender      Benefit
   Year (1)         (2)                Value (3)                        Value (3)                           Value (3)
      1           8,337     4,228            0     500,000     4,568         0      500,000       4,910           0        500,000
      2          17,091     8,251            0     500,000     9,193       745      500,000      10,180       1,731        500,000
      3          26,282    12,215        4,812     500,000    14,027     6,624      500,000      16,002       8,598        500,000
      4          35,934    15,950        9,592     500,000    18,905    12,546      500,000      22,256      15,898        500,000
      5          46,067    19,639       14,326     500,000    24,012    18,699      500,000      29,178      23,865        500,000
      6          56,708    23,033       18,765     500,000    29,109    24,841      500,000      36,585      32,317        500,000
      7          67,880    26,156       22,934     500,000    34,215    30,993      500,000      44,552      41,330        500,000
      8          79,611    29,089       26,912     500,000    39,415    37,237      500,000      53,228      51,051        500,000
      9          91,928    31,908       30,775     500,000    44,787    43,654      500,000      62,767      61,635        500,000
     10         104,862    34,649       34,562     500,000    50,378    50,291      500,000      73,303      73,216        500,000
     15         179,900    41,257       41,257     500,000    76,739    76,739      500,000     141,825     141,825        500,000
     20         275,671    29,750       29,750     500,000    93,361    93,361      500,000     246,438     246,438        500,000
     25         397,901     0 (4)        0 (4)       0 (4)    83,116    83,116      500,000     422,138     422,138        500,000
     30         553,901                                        5,861     5,861      500,000     738,278     738,278        775,192
     35         753,000                                        0 (4)     0 (4)        0 (4)   1,245,329   1,245,329      1,307,596
     40       1,007,108                                                                       2,071,588   2,071,588      2,092,304
     45       1,331,420                                                                       3,483,992   3,483,992      3,483,992

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,940 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                   0% Hypothetical                 6% Hypothetical                   12% Hypothetical
                                Gross Investment Return         Gross Investment Return          Gross Investment Return
                                -----------------------         -----------------------          -----------------------
   End Of     Accumulated      Policy   Cash       Death      Policy    Cash       Death      Policy      Cash       Death
   Policy       Premiums       Value  Surrender    Benefit    Value   Surrender    Benefit     Value    Surrender    Benefit
  Year (1)         (2)                 Value (3)                       Value (3)                        Value (3)
     1            8,337        4,228         0     500,000     4,568         0      500,000     4,910         0      500,000
     2           17,091        7,081         0     500,000     7,988         0      500,000     8,939       490      500,000
     3           26,282        9,492     2,089     500,000    11,151     3,748      500,000    12,971     5,567      500,000
     4           35,934       11,436     5,077     500,000    14,017     7,659      500,000    16,978    10,620      500,000
     5           46,067       12,860     7,547     500,000    16,516    11,203      500,000    20,905    15,592      500,000
     6           56,708       13,715     9,447     500,000    18,574    14,306      500,000    24,692    20,424      500,000
     7           67,880       13,941    10,718     500,000    20,109    16,886      500,000    28,266    25,044      500,000
     8           79,611       13,455    11,277     500,000    21,006    18,829      500,000    31,524    29,347      500,000
     9           91,928       12,155    11,022     500,000    21,129    19,997      500,000    34,336    33,204      500,000
    10          104,862        9,930     9,843     500,000    20,324    20,237      500,000    36,550    36,463      500,000
    15          179,900            0         0     500,000         0         0      500,000    33,753    33,753      500,000
    20          275,671            0         0     500,000         0         0      500,000         0         0      500,000
    25          397,901        0 (4)     0 (4)       0 (4)     0 (4)     0 (4)        0 (4)     0 (4)     0 (4)        0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES

                                  0% Hypothetical               6% Hypothetical                           12% Hypothetical
                             Gross Investment Return        Gross Investment Return                  Gross Investment Return
                             -----------------------        -----------------------                  -----------------------
  End Of   Accumulated    Policy     Cash       Death     Policy      Cash      Death          Policy          Cash          Death
  Policy     Premiums     Value    Surrender    Benefit    Value    Surrender   Benefit         Value        Surrender       Benefit
  Year (1)      (2)                 Value (3)                        Value (3)                               Value (3)
     1        12,154       7,534         0      507,534     8,072          0    508,072          8,612              0        508,612
     2        24,915      14,776     3,977      514,776    16,314      5,515    516,314         17,919          7,120        517,919
     3        38,315      21,879    12,416      521,879    24,885     15,422    524,885         28,148         18,685        528,148
     4        52,384      28,669    20,541      528,669    33,617     25,490    533,617         39,205         31,078        539,205
     5        67,157      35,334    28,543      535,334    42,706     35,915    542,706         51,367         44,576        551,367
     6        82,669      41,618    36,163      541,618    51,899     46,444    551,899         64,471         59,016        564,471
     7        98,956      47,544    43,425      547,544    61,218     57,099    561,218         78,629         74,510        578,629
     8       116,057      53,197    50,414      553,197    70,751     67,968    570,751         94,032         91,249        594,032
     9       134,014      58,660    57,213      558,660    80,585     79,138    580,585        110,888        109,441        610,888
    10       152,869      63,974    63,862      563,974    90,773     90,662    590,773        129,383        129,272        629,383
    15       262,260      83,136    83,136      583,136   143,027    143,027    643,027        250,138        250,138        750,138
    20       401,875      82,064    82,064      582,064   186,778    186,778    686,778        424,926        424,926        924,926
    25       580,063      46,907    46,907      546,907   202,737    202,737    702,737        669,855        669,855      1,169,855
    30       807,481       0 (4)     0 (4)        0 (4)   159,335    159,335    659,335      1,002,759      1,002,759      1,502,759
    35     1,097,730                                        1,974      1,974    501,974      1,436,597      1,436,597      1,936,597
    40     1,468,170                                        0 (4)      0 (4)      0 (4)      1,985,374      1,985,374      2,485,374
    45     1,940,956                                                                         2,697,702      2,697,702      3,197,702

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                   0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                               Gross Investment Return              Gross Investment Return            Gross Investment Return
                               -----------------------              -----------------------            -----------------------
  End Of     Accumulated     Policy      Cash      Death      Policy        Cash         Death      Policy       Cash      Death
  Policy       Premiums      Value     Surrender   Benefit     Value      Surrender      Benefit     Value     Surrender   Benefit
  Year (1)       (2)                   Value (3)                           Value (3)                            Value (3)
     1          12,154       7,534           0     507,534      8,072            0       508,072      8,612           0    508,612
     2          24,915      13,588       2,789     513,588     15,088        4,289       515,088     16,656       5,856    516,656
     3          38,315      19,113       9,650     519,113     21,958       12,495       521,958     25,058      15,594    525,058
     4          52,384      24,084      15,957     524,084     28,642       20,514       528,642     33,817      25,690    533,817
     5          67,157      28,451      21,659     528,451     35,069       28,277       535,069     42,908      36,116    542,908
     6          82,669      32,164      26,709     532,164     41,168       35,712       541,168     52,299      46,844    552,299
     7          98,956      35,172      31,053     535,172     46,859       42,739       546,859     61,954      57,835    561,954
     8         116,057      37,397      34,613     537,397     52,033       49,249       552,033     71,804      69,020    571,804
     9         134,014      38,748      37,301     538,748     56,561       55,114       556,561     81,758      80,310    581,758
    10         152,869      39,133      39,021     539,133     60,305       60,194       560,305     91,711      91,599    591,711
    15         262,260      24,928      24,928     524,928     64,562       64,562       564,562    141,569     141,569    641,569
    20         401,875           0           0     500,000     22,029       22,029       522,029    169,330     169,330    669,330
    25         580,063       0 (4)       0 (4)       0 (4)      0 (4)        0 (4)         0 (4)    123,509     123,509    623,509
    30         807,481                                                                                0 (4)       0 (4)      0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

               ILLUSTRATIONS REFLECTING 10 YEAR NO LAPSE GUARANTEE
                (NOT APPLICABLE TO POLICIES ISSUED IN NEW JERSEY)

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1

                          $2,260 ANNUAL PLANNED PREMIUM

                            ASSUMING CURRENT CHARGES

                                0% Hypothetical               6% Hypothetical                 12% Hypothetical
                            Gross Investment Return       Gross Investment Return          Gross Investment Return
                            -----------------------       -----------------------          -----------------------

    End Of  Accumulated    Policy       Cash    Death    Policy       Cash     Death      Policy        Cash       Death
    Policy     Premiums     Value  Surrender  Benefit     Value  Surrender   Benefit       Value   Surrender     Benefit
  Year (1)          (2)            Value (3)                     Value (3)                         Value (3)
         1        2,373       943          0  500,000     1,032          0   500,000       1,120           0     500,000
         2        4,865     2,027          0  500,000     2,268          0   500,000       2,521           0     500,000
         3        7,481     3,035          0  500,000     3,497          0   500,000       4,002           0     500,000
         4       10,228     3,997        403  500,000     4,750      1,156   500,000       5,604       2,010     500,000
         5       13,112     4,945      1,942  500,000     6,057      3,054   500,000       7,370       4,367     500,000
         6       16,141     5,820      3,408  500,000     7,361      4,949   500,000       9,257       6,844     500,000
         7       19,321     6,617      4,796  500,000     8,656      6,835   500,000      11,269       9,447     500,000
         8       22,660     7,367      6,136  500,000     9,972      8,742   500,000      13,452      12,221     500,000
         9       26,166     8,106      7,466  500,000    11,346     10,706   500,000      15,859      15,219     500,000
        10       29,847     8,827      8,778  500,000    12,775     12,725   500,000      18,509      18,460     500,000
        15       51,206    11,549     11,549  500,000    20,333     20,333   500,000      36,214      36,214     500,000
        20       78,466    12,230     12,230  500,000    27,778     27,778   500,000      63,503      63,503     500,000
        25      113,256     9,338      9,338  500,000    33,468     33,468   500,000     105,674     105,674     500,000
        30      157,659     0 (4)      0 (4)    0 (4)    32,734     32,734   500,000     170,092     170,092     500,000
        35      214,330                                  18,219     18,219   500,000     271,892     271,892     500,000
        40      286,658                                   0 (4)      0 (4)     0 (4)     443,673     443,673     500,000
        45      378,968                                                                  741,579     741,579     778,658
        50      496,783                                                                1,223,261   1,223,261   1,284,424
        55      647,147                                                                1,989,147   1,989,147   2,088,604
        60      839,054                                                                3,237,992   3,237,992   3,270,372
        65    1,083,982                                                                5,379,387   5,379,387   5,379,387

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1

                          $2,260 ANNUAL PLANNED PREMIUM

                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical               6% Hypothetical                 12% Hypothetical
                            Gross Investment Return       Gross Investment Return          Gross Investment Return
                            -----------------------       -----------------------          -----------------------
    End Of  Accumulated    Policy       Cash    Death    Policy      Cash      Death      Policy        Cash       Death
    Policy     Premiums     Value  Surrender  Benefit     Value  Surrender   Benefit       Value   Surrender     Benefit
  Year (1)          (2)            Value (3)                     Value (3)                         Value (3)
         1        2,373       943          0  500,000     1,032          0   500,000       1,120           0     500,000
         2        4,865     1,953          0  500,000     2,192          0   500,000       2,442           0     500,000
         3        7,481     2,894          0  500,000     3,347          0   500,000       3,843           0     500,000
         4       10,228     3,761        167  500,000     4,493        899   500,000       5,325       1,731     500,000
         5       13,112     4,546      1,543  500,000     5,618      2,614   500,000       6,887       3,883     500,000
         6       16,141     5,247      2,834  500,000     6,717      4,304   500,000       8,532       6,119     500,000
         7       19,321     5,849      4,027  500,000     7,774      5,952   500,000      10,254       8,433     500,000
         8       22,660     6,354      5,123  500,000     8,787      7,557   500,000      12,063      10,832     500,000
         9       26,166     6,749      6,109  500,000     9,741      9,101   500,000      13,951      13,311     500,000
        10       29,847     7,037      6,988  500,000    10,633     10,584   500,000      15,929      15,880     500,000
        15       51,206     6,952      6,952  500,000    14,315     14,315   500,000      28,175      28,175     500,000
        20       78,466     1,977      1,977  500,000    13,538     13,538   500,000      42,840      42,840     500,000
        25      113,256     0 (4)      0 (4)    0 (4)     2,456      2,456   500,000      57,278      57,278     500,000
        30      157,659                                   0 (4)      0 (4)     0 (4)      65,070      65,070     500,000
        35      214,330                                                                   48,447      48,447     500,000
        40      286,658                                                                    0 (4)       0 (4)       0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2

                          $3,070 ANNUAL PLANNED PREMIUM

                            ASSUMING CURRENT CHARGES

                                0% Hypothetical                6% Hypothetical                 12% Hypothetical
                            Gross Investment Return        Gross Investment Return          Gross Investment Return
                            -----------------------        -----------------------          -----------------------
    End Of  Accumulated    Policy       Cash    Death    Policy     Cash       Death      Policy        Cash       Death
    Policy     Premiums     Value  Surrender  Benefit     Value  Surrender   Benefit       Value   Surrender     Benefit
  Year (1)          (2)            Value (3)                     Value (3)                         Value (3)
         1        3,224     1,685          0  501,685     1,817          0   501,817       1,951           0     501,951
         2        6,608     3,495          0  503,495     3,870          0   503,870       4,262           0     504,262
         3       10,162     5,215        571  505,215     5,948      1,304   505,948       6,744       2,100     506,744
         4       13,894     6,876      2,887  506,876     8,081      4,093   508,081       9,444       5,456     509,444
         5       17,812     8,508      5,175  508,508    10,304      6,972   510,304      12,416       9,083     512,416
         6       21,926    10,053      7,376  510,053    12,559      9,882   512,559      15,624      12,947     515,624
         7       26,246    11,506      9,485  511,506    14,840     12,819   514,840      19,087      17,065     519,087
         8       30,782    12,899     11,533  512,899    17,180     15,814   517,180      22,860      21,494     522,860
         9       35,544    14,267     13,557  514,267    19,618     18,908   519,618      27,014      26,303     527,014
        10       40,545    15,607     15,552  515,607    22,152     22,097   522,152      31,579      31,525     531,579
        15       69,558    21,536     21,536  521,536    36,356     36,356   536,356      62,735      62,735     562,735
        20      106,588    25,161     25,161  525,161    51,940     51,940   551,940     111,680     111,680     611,680
        25      153,848    24,968     24,968  524,968    67,470     67,470   567,470     188,175     188,175     688,175
        30      214,166    17,313     17,313  517,313    78,446     78,446   578,446     305,122     305,122     805,122
        35      291,148     0 (4)      0 (4)    0 (4)    78,213     78,213   578,213     482,788     482,788     982,788
        40      389,398                                  54,544     54,544   554,544     750,407     750,407   1,250,407
        45      514,793                                   0 (4)      0 (4)     0 (4)   1,145,263   1,145,263   1,645,263
        50      674,833                                                                1,716,122   1,716,122   2,216,122
        55      879,089                                                                2,534,394   2,534,394   3,034,394
        60    1,139,777                                                                3,724,927   3,724,927   4,224,927
        65    1,472,488                                                                5,516,890   5,516,890   6,016,890

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2

                          $3,070 ANNUAL PLANNED PREMIUM

                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                6% Hypothetical               12% Hypothetical
                            Gross Investment Return        Gross Investment Return        Gross Investment Return
                            -----------------------        -----------------------        -----------------------
    End Of  Accumulated   Policy       Cash     Death    Policy       Cash     Death    Policy       Cash     Death
    Policy     Premiums    Value  Surrender   Benefit     Value  Surrender   Benefit     Value  Surrender   Benefit
  Year (1)          (2)               Value                      Value (3)                      Value (3)
         1        3,224    1,685          0   501,685     1,817          0   501,817     1,951          0   501,951
         2        6,608    3,421          0   503,421     3,794          0   503,794     4,183          0   504,183
         3       10,162    5,073        430   505,073     5,797      1,153   505,797     6,584      1,940   506,584
         4       13,894    6,638      2,650   506,638     7,823      3,835   507,823     9,163      5,175   509,163
         5       17,812    8,107      4,774   508,107     9,862      6,529   509,862    11,929      8,596   511,929
         6       21,926    9,476      6,799   509,476    11,909      9,232   511,909    14,894     12,217   514,894
         7       26,246   10,733      8,711   510,733    13,951     11,929   513,951    18,063     16,042   518,063
         8       30,782   11,879     10,513   511,879    15,986     14,620   515,986    21,457     20,091   521,457
         9       35,544   12,902     12,192   512,902    17,999     17,288   517,999    25,083     24,372   525,083
        10       40,545   13,803     13,749   513,803    19,989     19,934   519,989    28,963     28,909   528,963
        15       69,558   16,921     16,921   516,921    30,279     30,279   530,279    54,548     54,548   554,548
        20      106,588   14,947     14,947   514,947    37,606     37,606   537,606    90,508     90,508   590,508
        25      153,848    4,281      4,281   504,281    36,706     36,706   536,706   138,491    138,491   638,491
        30      214,166    0 (4)      0 (4)     0 (4)    18,738     18,738   518,738   198,714    198,714   698,714
        35      291,148                                   0 (4)      0 (4)     0 (4)   265,186    265,186   765,186
        40      389,398                                                                320,478    320,478   820,478
        45      514,793                                                                320,277    320,277   820,277
        50      674,833                                                                186,412    186,412   686,412
        55      879,089                                                                  0 (4)      0 (4)     0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1

                          $7,940 ANNUAL PLANNED PREMIUM

                            ASSUMING CURRENT CHARGES

                                0% Hypothetical               6% Hypothetical                 12% Hypothetical
                            Gross Investment Return       Gross Investment Return          Gross Investment Return
                            -----------------------       -----------------------          -----------------------
    End Of  Accumulated   Policy       Cash    Death    Policy       Cash     Death      Policy        Cash       Death
    Policy     Premiums    Value  Surrender  Benefit     Value  Surrender   Benefit       Value   Surrender     Benefit
  Year (1)          (2)           Value (3)                     Value (3)                         Value (3)
         1        8,337    3,771          0  500,000     4,097          0   500,000       4,424           0     500,000
         2       17,091    7,272          0  500,000     8,156          0   500,000       9,082         634     500,000
         3       26,282   10,703      3,299  500,000    12,379      4,976   500,000      14,211       6,807     500,000
         4       35,934   13,886      7,528  500,000    16,593     10,235   500,000      19,673      13,314     500,000
         5       46,067   17,040     11,727  500,000    21,017     15,704   500,000      25,732      20,419     500,000
         6       56,708   19,867     15,600  500,000    25,360     21,092   500,000      32,147      27,879     500,000
         7       67,880   22,387     19,164  500,000    29,634     26,412   500,000      38,976      35,753     500,000
         8       79,611   24,700     22,523  500,000    33,939     31,762   500,000      46,371      44,194     500,000
         9       91,928   26,899     25,767  500,000    38,371     37,238   500,000      54,493      53,361     500,000
        10      104,862   29,026     28,939  500,000    42,976     42,889   500,000      63,464      63,377     500,000
        15      179,900   31,524     31,524  500,000    62,293     62,293   500,000     119,647     119,647     500,000
        20      275,671   15,434     15,434  500,000    68,754     68,754   500,000     201,545     201,545     500,000
        25      397,901    0 (4)      0 (4)    0 (4)    39,718     39,718   500,000     329,744     329,744     500,000
        30      553,901                                  0 (4)      0 (4)     0 (4)     566,683     566,683     595,017
        35      753,000                                                                 965,527     965,527   1,013,803
        40    1,007,108                                                               1,615,702   1,615,702   1,631,859
        45    1,331,420                                                               2,728,545   2,728,545   2,728,545

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1

                          $7,940 ANNUAL PLANNED PREMIUM

                            ASSUMING MAXIMUM CHARGES

                                0% Hypothetical                6% Hypothetical               12% Hypothetical
                            Gross Investment Return        Gross Investment Return        Gross Investment Return
                            -----------------------        -----------------------        -----------------------
   End Of   Accumulated    Policy     Cash      Death    Policy     Cash       Death    Policy       Cash     Death
   Policy      Premiums     Value  Surrender  Benefit     Value  Surrender   Benefit     Value  Surrender   Benefit
 Year (1)           (2)            Value (3)                     Value (3)                      Value (3)
        1         8,337     3,771          0  500,000     4,097          0   500,000     4,424          0   500,000
        2        17,091     6,628          0  500,000     7,492          0   500,000     8,399          0   500,000
        3        26,282     9,043      1,639  500,000    10,630      3,226   500,000    12,371      4,967   500,000
        4        35,934    10,989      4,631  500,000    13,468      7,110   500,000    16,311      9,953   500,000
        5        46,067    12,416      7,103  500,000    15,938     10,625   500,000    20,162     14,849   500,000
        6        56,708    13,273      9,005  500,000    17,964     13,696   500,000    23,864     19,596   500,000
        7        67,880    13,500     10,278  500,000    19,465     16,242   500,000    27,342     24,119   500,000
        8        79,611    13,015     10,837  500,000    20,324     18,147   500,000    30,491     28,314   500,000
        9        91,928    11,715     10,583  500,000    20,406     19,274   500,000    33,179     32,047   500,000
       10       104,862     9,490      9,403  500,000    19,556     19,469   500,000    35,252     35,165   500,000
       15       179,900     0 (4)      0 (4)    0 (4)     0 (4)      0 (4)     0 (4)    33,083     33,083   500,000
       20       275,671                                                                  0 (4)      0 (4)     0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2

                         $11,575 ANNUAL PLANNED PREMIUM

                            ASSUMING CURRENT CHARGES

                                    0% Hypothetical             6% Hypothetical                   12% Hypothetical
                              Gross Investment Return        Gross Investment Return           Gross Investment Return
                              -----------------------        -----------------------           -----------------------
   End Of  Accumulated      Policy       Cash     Death    Policy       Cash      Death      Policy        Cash       Death
   Policy     Premiums       Value  Surrender   Benefit     Value  Surrender    Benefit       Value   Surrender     Benefit
 Year (1)          (2)              Value (3)                      Value (3)                          Value (3)
        1       12,154       7,073          0   507,073     7,596          0    507,596       8,122           0     508,122
        2       24,915      13,788      2,989   513,788    15,266      4,467    515,266      16,810       6,011     516,810
        3       38,315      20,352     10,888   520,352    23,220     13,756    523,220      26,336      16,873     526,336
        4       52,384      26,583     18,456   526,583    31,279     23,151    531,279      36,589      28,461     536,589
        5       67,157      32,708     25,917   532,708    39,675     32,884    539,675      47,874      41,083     547,874
        6       82,669      38,419     32,964   538,419    48,104     42,648    548,104      59,969      54,513     559,969
        7       98,956      43,736     39,616   543,736    56,579     52,459    556,579      72,967      68,847     572,967
        8      116,057      48,765     45,982   548,765    65,206     62,422    565,206      87,066      84,283     587,066
        9      134,014      53,608     52,160   553,608    74,089     72,642    574,089     102,479     101,031     602,479
       10      152,869      58,307     58,196   558,307    83,283     83,172    583,283     119,381     119,270     619,381
       15      262,260      73,531     73,531   573,531   128,655    128,655    628,655     227,851     227,851     727,851
       20      401,875      68,835     68,835   568,835   163,775    163,775    663,775     382,245     382,245     882,245
       25      580,063      28,394     28,394   528,394   166,874    166,874    666,874     591,257     591,257   1,091,257
       30      807,481       0 (4)      0 (4)     0 (4)    98,092     98,092    598,092     854,154     854,154   1,354,154
       35    1,097,730                                      0 (4)      0 (4)      0 (4)   1,162,103   1,162,103   1,662,103
       40    1,468,170                                                                    1,506,981   1,506,981   2,006,981
       45    1,940,956                                                                    1,897,615   1,897,615   2,397,615

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2

                         $11,575 ANNUAL PLANNED PREMIUM

                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical                 6% Hypothetical                 12% Hypothetical
                              Gross Investment Return          Gross Investment Return          Gross Investment Return
                              -----------------------          -----------------------          -----------------------
   End Of  Accumulated     Policy        Cash       Death    Policy       Cash      Death     Policy        Cash      Death
   Policy     Premiums      Value   Surrender     Benefit     Value  Surrender    Benefit      Value   Surrender    Benefit
 Year (1)          (2)              Value (3)                        Value (3)                         Value (3)
        1       12,154      7,073           0     507,073     7,596          0    507,596      8,122           0    508,122
        2       24,915     13,135       2,336     513,135    14,592      3,793    514,592     16,116       5,317    516,116
        3       38,315     18,668       9,205     518,668    21,442     11,979    521,442     24,463      15,000    524,463
        4       52,384     23,647      15,519     523,647    28,104     19,976    528,104     33,163      25,036    533,163
        5       67,157     28,021      21,229     528,021    34,508     27,717    534,508     42,188      35,397    542,188
        6       82,669     31,742      26,286     531,742    40,584     35,129    540,584     51,507      46,052    551,507
        7       98,956     34,757      30,637     534,757    46,251     42,131    546,251     61,082      56,963    561,082
        8      116,057     36,988      34,205     536,988    51,399     48,616    551,399     70,844      68,060    570,844
        9      134,014     38,347      36,899     538,347    55,901     54,454    555,901     80,701      79,254    580,701
       10      152,869     38,738      38,627     538,738    59,618     59,506    559,618     90,547      90,436    590,547
       15      262,260     26,230      26,230     526,230    65,694     65,694    565,694    142,017     142,017    642,017
       20      401,875      0 (4)       0 (4)       0 (4)    25,450     25,450    525,450    172,446     172,446    672,446
       25      580,063                                        0 (4)      0 (4)      0 (4)    131,047     131,047    631,047
       30      807,481                                                                         0 (4)       0 (4)      0 (4)

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   Appendix B

                          Audited Financial Statements

                             THE MANUFACTURERS LIFE
                              INSURANCE COMPANY OF
                                    AMERICA




                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   YEARS ENDED
                        DECEMBER 31, 2000, 1999 AND 1998



                           [MANULIFE FINANCIAL LOGO]

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998




                                    CONTENTS



Report of Independent Auditors..........................................   1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.............................................   2
Consolidated Statements of Income.......................................   3
Consolidated Statements of Changes in Capital and Surplus...............   4
Consolidated Statements of Cash Flows...................................   5
Notes to Consolidated Financial Statements..............................   6

                         REPORT OF INDEPENDENT AUDITORS



     The Board of Directors
     The Manufacturers Life Insurance Company of America

     We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.



     Philadelphia, Pennsylvania
     March 15, 2001

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS


As at December 31 ($ thousands)
ASSETS                                                                   2000               1999
---------------------------------------------------------------------------------------------------
INVESTMENTS:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2000 $62,752; 1999 $73,780)       $    65,019        $    73,081
   Equity (cost: 2000 $755; 1999 $ - )                                       764                 --
Short-term investments                                                     9,621              6,942
Policy loans                                                              32,106             26,174
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                    $   107,510        $   106,197
---------------------------------------------------------------------------------------------------
Cash and cash equivalents                                            $    16,048        $    17,383
Deferred acquisition costs                                               261,424            201,642
Due from affiliates                                                           --              2,851
Deferred income taxes                                                      4,063              1,596
Other assets                                                              16,633             11,318
Separate account assets                                                1,498,540          1,399,527
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         $ 1,904,218        $ 1,740,514
===================================================================================================

LIABILITIES, CAPITAL AND SURPLUS                                            2000               1999
---------------------------------------------------------------------------------------------------
LIABILITIES:
Policyholder liabilities and accruals                                $    87,036        $    75,688
Due to affiliates                                                         13,473                 --
Income taxes payable                                                      11,651             11,122
Other liabilities                                                         43,012             29,006
Separate account liabilities                                           1,498,540          1,399,527
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    $ 1,653,712        $ 1,515,343
---------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS:
Common shares                                                        $     4,502        $     4,502
Preferred shares                                                          10,500             10,500
Contributed surplus                                                      195,596            195,596
Retained earnings                                                         43,843             19,256
Accumulated other comprehensive loss                                      (3,935)            (4,683)
---------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                            $   250,506        $   225,171
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                               $ 1,904,218        $ 1,740,514
===================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                 2000             1999             1998
------------------------------------------------------------------------------------------------------
REVENUE:
     Premiums                                              $  13,992        $  10,185        $   9,290
     Consideration paid on reinsurance terminated                 --               --          (40,975)
     Fee income                                              113,293           77,899           55,322
     Net investment income                                     8,295            6,784            6,128
     Realized investment gains (losses)                          305            1,051             (206)
     Other                                                        --              152              307
------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                              $ 135,885        $  96,071        $  29,866
------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                      $  23,394        $  14,820        $  16,541
     Reduction of reserves on reinsurance terminated              --               --          (40,975)
     Operating costs and expenses                             59,921           41,617           41,676
     Commissions                                               6,716            2,189            2,561
     Amortization of deferred acquisition costs               10,135            2,718            9,266
     Interest expense                                             66               50            1,722
     Policyholder dividends                                      167              171              221
------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                  100,399           61,565           31,012
------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                             35,486           34,506           (1,146)
------------------------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT                                 (10,899)         (12,586)             392
------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                          $  24,587        $  21,920        $    (754)
======================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS


                                           COMMON AND                                 ACCUMULATED
                                            PREFERRED                    RETAINED         OTHER          TOTAL
FOR THE YEARS ENDED DECEMBER 31              SHARES     CONTRIBUTED      EARNINGS     COMPREHENSIVE   CAPITAL AND
($ thousands)                                             SURPLUS        (DEFICIT)    INCOME (LOSS)     SURPLUS
-----------------------------------------------------------------------------------------------------------------
Balance at January 1, 1998                   $15,002       $ 98,569       $(1,910)      $ (4,892)       $ 106,769
Capital contribution                              -          94,527             -              -           94,527
Comprehensive income (loss)                       -            -             (754)         2,655            1,901
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                   $15,002       $193,096       $(2,664)      $ (2,237)       $ 203,197
Capital contribution                              -           2,500             -              -            2,500
Comprehensive income (loss)                       -               -        21,920         (2,446)          19,474
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                   $15,002       $195,596       $19,256       $ (4,683)       $ 225,171
Comprehensive income                              -               -        24,587            748           25,335
-----------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                   $15,002       $195,596       $43,843       $ (3,935)       $ 250,506
=================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                     2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                              $ 24,587        $ 21,920        $   (754)
Adjustments to reconcile net income (loss) to net cash provided by (used
in) operating activities:
     Additions (deductions)  to policy liabilities and accruals                   5,833           6,563         (36,217)
     Deferred acquisition costs                                                 (71,045)        (39,540)        (43,065)
     Amortization of deferred acquisition costs                                  10,135           2,718           9,266
     Realized (gains) losses on investments                                        (305)         (1,051)            206
     Increase in deferred  income taxes                                          (3,354)           (592)         (1,796)
     Increase in income taxes payable                                               529          13,787           3,014
     Amount due to (from) affiliates                                             16,324          (7,984)         (1,811)
     Other                                                                        9,245          10,850           1,864
-----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                            $ (8,051)       $  6,671        $(69,293)
-----------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Fixed-maturity securities sold, matured or repaid                              $ 12,916        $  1,193        $ 27,852
Fixed-maturity securities purchased                                              (2,353)        (29,498)         (6,429)
Equity securities sold                                                               --          20,284           8,555
Equity securities purchased                                                        (755)            (14)         (8,082)
Net change in short-term investments                                             (2,675)         (6,483)          1,671
Net policy loans advanced                                                        (5,932)         (6,854)         (4,647)
-----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                            $  1,201        $(21,372)       $ 18,920
-----------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits to policyholder account balances                                      $ 14,207        $ 11,526        $  7,981
Withdrawals from policyholder account balances                                   (8,692)         (3,231)         (5,410)
Capital contribution                                                                 --              --          51,709
-----------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                            $  5,515        $  8,295        $ 54,280
-----------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS:
(Decrease) increase during the year                                              (1,335)         (6,406)          3,907
Balance, beginning of year                                                       17,383          23,789          19,882
-----------------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                           $ 16,048        $ 17,383        $ 23,789
=======================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (IN THOUSANDS OF DOLLARS)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.


2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

      b) RECENT ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. SFAS No. 133 requires that an entity recognizes all derivatives as either assets or liabilities on the balance sheet at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 which made certain changes to the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No.
         133. Effective January 1, 2001, all derivative instruments will be reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges will be recognized in current period earnings.

         The Company has no derivative instruments as at December 31, 2000 and; therefore, there are no current accounting implications to the Company in regards to SFAS No. 133.


     c)  INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income (loss) after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year as at the date of acquisition.


     d)  CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income (loss). DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.


     f)  POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense, and interest rate yields that were established in the year of issue.


     g)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.


     h)  REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period in which they are earned, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i)  EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.


     j)  REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various contracts including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.


     k)  FOREIGN EXCHANGE

         The balance sheet and statement of income of the Company's foreign operations are translated into U.S. dollars using the current exchange and average exchange rates respectively. Translation adjustments are included in accumulated other comprehensive income (loss).


     l)  INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company files a U.S. consolidated income tax return. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities, and their recorded amounts for financial reporting purposes. Income taxes payable represents amounts due to ManUSA in connection with the consolidated return.


     m)  RECLASSIFICATIONS


         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2000 and 1999, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                                  GROSS                    GROSS
                                  AMORTIZED COST               UNREALIZED                UNREALIZED                FAIR VALUE
AS AT DECEMBER 31,                                                GAINS                    LOSSES
($ thousands)                    2000        1999          2000          1999          2000        1999         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
FIXED-MATURITY SECURITIES:

U.S. government                $39,280     $50,714       $ 1,339       $    --       $   (13)    $  (936)     $40,606     $49,778
Foreign governments             12,454      13,218           901           385            --          --       13,355      13,603
Corporate                       11,018       9,848           156            39          (116)       (187)      11,058       9,700
---------------------------------------------------------------------------------------------------------------------------------
Total fixed-maturity           $62,752     $73,780       $ 2,396       $   424       $  (129)    $(1,123)     $65,019     $73,081
securities
---------------------------------------------------------------------------------------------------------------------------------
Equity securities              $   755     $    --       $     9       $    --       $    --     $    --      $   764     $    --
---------------------------------------------------------------------------------------------------------------------------------

         Proceeds from sales of fixed-maturity securities were $11,659, $0 and $26,105 for 2000, 1999 and 1998 respectively. Gross realized gains and gross realized losses on those sales were $391 and $0 for 2000, $0 for 1999, and $362 and $107 for 1998 respectively.

         There were no sales of equity securities during 2000. Proceeds from sales of equity securities during 1999 and 1998 were $20,284 and $8,555 respectively. Gross gains of $1,051 and gross losses of $0 were realized on those sales during 1999, and $16 and $477 during 1998 respectively.

         The contractual maturities of fixed-maturity securities are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         AS AT DECEMBER 31, 2000
         ($ thousands)                                 AMORTIZED COST         FAIR VALUE
         -------------------------------------------------------------------------------
         FIXED-MATURITY SECURITIES
              One year or less                             $ 20,383            $20,377
              Greater than 1; up to 5 years                   8,932              9,225
              Greater than 5; up to 10 years                 19,614             20,378
              Due after 10 years                             13,823             15,039
         -------------------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES                   $ 62,752            $65,019
         ===============================================================================

3.       INVESTMENTS AND INVESTMENT INCOME  (CONTINUED)


     b)  INVESTMENT INCOME

         Income by type of investment was as follows:


         FOR THE YEARS ENDED DECEMBER 31
        ($ thousands)                     2000           1999           1998
        ---------------------------------------------------------------------
        Fixed-maturity securities       $ 4,510        $ 3,686        $ 4,078
        Equity securities                    --             --            227
        Other investments                 4,066          3,371          2,082
        ---------------------------------------------------------------------
        Gross investment income           8,576          7,057          6,387
        ---------------------------------------------------------------------
        Investment expenses                (281)          (273)          (259)
        ---------------------------------------------------------------------
        NET INVESTMENT INCOME           $ 8,295        $ 6,784        $ 6,128
        =====================================================================

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:


         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                            2000           1999         1998
         ----------------------------------------------------------------------------------------------------------
         NET INCOME (LOSS)                                                     $24,587        $21,920      $  (754)
         ----------------------------------------------------------------------------------------------------------
         OTHER COMPREHENSIVE INCOME (LOSS), NET OF INCOME TAX:
         Unrealized holding gains (losses) arising during the period             2,127         (2,599)       2,435
         Less: Reclassification adjustment for realized gains and losses included
             In net income (loss)                                                  198            683         (134)
         Foreign currency translation                                           (1,181)           836           86
         ----------------------------------------------------------------------------------------------------------
         Other comprehensive income (loss)                                         748         (2,446)       2,655
         ----------------------------------------------------------------------------------------------------------
         COMPREHENSIVE INCOME                                                  $25,335        $19,474      $ 1,901
         ==========================================================================================================


         Other comprehensive income (loss) is reported net of tax (benefit) expense of $(1,038), $1,767, and ($1,430) for 2000, 1999, and 1998
         respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                            2000          1999         1998
         --------------------------------------------------------------------------------------------------------
         Balance at January 1,                                                $201,642      $163,506     $130,355
         Capitalization                                                         71,045        39,540       43,065
         Accretion of interest                                                  15,218        14,407       11,417
         Amortization                                                         (25,353)      (17,125)     (20,683)
         Effect of net unrealized (losses) gains
              on securities available for sale                                   (486)         1,039        (784)
         Foreign currency                                                        (642)           275          136
         --------------------------------------------------------------------------------------------------------
         BALANCE AT DECEMBER 31                                               $261,424      $201,642     $163,506
         ========================================================================================================

6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                            2000           1999        1998
         ---------------------------------------------------------------------------------------------------------
         Current expense                                                      $(14,336)      $(13,178)     $(1,404)
         Deferred benefit                                                        3,437            592        1,796
         ---------------------------------------------------------------------------------------------------------
         TOTAL (EXPENSE) BENEFIT                                              $(10,899)      $(12,586)     $   392
         =========================================================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, and differences in the treatment of policy acquisition costs and reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                                                        2000           1999
         ----------------------------------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
              Differences in computing policy reserves                                    $ 65,351         $ 47,884
              Investments                                                                       93              246
              Other deferred tax assets                                                      2,755            2,768
         ----------------------------------------------------------------------------------------------------------
         Deferred tax assets                                                              $ 68,199         $ 50,898
         ----------------------------------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
              Deferred acquisition costs                                                  $ 63,172         $ 49,103
              Investments                                                                      878              136
              Policyholder dividends payable                                                    86               63
         ----------------------------------------------------------------------------------------------------------
         Deferred tax liabilities                                                         $ 64,136         $ 49,302
         ----------------------------------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS                                                          $  4,063         $  1,596
         ==========================================================================================================

         The Company files a consolidated federal income tax return. The Company's subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than what the Company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which are settled periodically.

         At December 31, 2000, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards.


7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

          AS AT DECEMBER 31:
          ($ thousands, except per share amounts)                                        2000                  1999
          ---------------------------------------------------------------------------------------------------------
          AUTHORIZED:
              5,000,000 Common shares, Par value $1
              5,000,000 Preferred shares, Par value $100
          ISSUED AND OUTSTANDING:
              4,501,861 Common shares                                                 $ 4,502               $ 4,502
                 105,000 Preferred shares                                              10,500                10,500
          ---------------------------------------------------------------------------------------------------------
          TOTAL                                                                       $15,002               $15,002
          =========================================================================================================

         On January 29, 1999 in exchange for one common share, ManUSA contributed $1,722 that represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         The Company is subject to statutory limitations on the payment of dividends to its parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 2000 was $120,298 (1999 $137,039). The aggregate statutory net income (loss) of the Company for the year ended 2000 was $(18,679); 1999 $5,770; 1998 $(23,491). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP as followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments were as follows:

         AS AT DECEMBER 31, 2000                                               CARRYING                       ESTIMATED
         ($ thousands)                                                           VALUE                       FAIR VALUE
         --------------------------------------------------------------------------------------------------------------
         ASSETS:
             Fixed-maturity and equity securities                             $   65,783                     $   65,783
             Short-term investments                                                9,621                          9,621
             Policy loans                                                         32,106                         32,106
             Cash and cash equivalents                                            16,048                         16,048
             Separate account assets                                           1,498,540                      1,498,540

         LIABILITIES:
             Separate account liabilities                                      1,498,540                      1,498,540
          ---------------------------------------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices, where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months notice. Under the agreements, the Company will pay direct operating expenses incurred each year by both MLI and ManUSA on its behalf. Services provided under the agreement include legal, accounting, actuarial, investment, data processing, and certain other administrative services. Costs incurred under these agreements were $30,951, $28,214, and $34,070 in 2000, 1999 and 1998 respectively. At December 31, 2000, the Company had a net payable to MLI and ManUSA for these services of $19,294 (1999 - a net receivable of $2,552). In addition, there were $22,442, $10,489 and $12,817 of agents bonuses allocated to the Company during 2000, 1999 and 1998, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon specified notice by either party. These agreements are summarized as follows:

         (a) On December 31, 2000, the stop loss reinsurance treaties under which the Company had ceded the risk in excess of $25 per life on its variable and single premium life products to MRC were terminated. No gain or loss resulted from the termination of these treaties.

         (b) The Company cedes the excess of a $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases via yearly-renewable-term reinsurance with ManUSA. Effective February 28, 1999, the Company recaptured the excess of the $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases, effectively retaining the full $15,000.

         (c) The Company cedes the risk in excess of New Taiwan Dollar ("NTD") $2,500 per life on its Taiwan individual and group life business to Manulife Reinsurance Limited under the terms of a yearly-renewable-term reinsurance agreement. The Company also cedes a small portion of its Taiwan accident and health business under the same treaty.


         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                           2000          1999            1998
         ----------------------------------------------------------------------------------------------------------
         Life and annuity premiums assumed                                    $     -       $     -         $    48
         Life and annuity premiums ceded                                        1,893         1,573           1,605
         Policy reserves ceded                                                     42            84             145
         ----------------------------------------------------------------------------------------------------------

         There were no reinsurance recoveries on ceded reinsurance contracts to affiliates during 2000, 1999 and 1998.

         The Company and MLI have entered into an agreement whereby MLI provides a claim-paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders.

10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance to third parties. The Company remains liable for amounts ceded in the event that third party reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                                          2000           1999          1998
         --------------------------------------------------------------------------------------------------------
         Direct premiums                                                     $21,302        $15,590       $13,857
         Reinsurance ceded                                                     7,310          5,405         4,567
         --------------------------------------------------------------------------------------------------------
         TOTAL PREMIUMS                                                      $13,992        $10,185        $9,290
         ========================================================================================================

         Reinsurance recoveries on ceded reinsurance contracts with third parties were $2,190, $1,707 and $1,362 during 2000, 1999 and 1998 respectively.


11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2000 and 1999 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999



                                    CONTENTS

Report of Independent Auditors .............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity ............................   2
Statements of Operations and Changes in Contract Owners' Equity ............   3
Notes to Financial Statements ..............................................  21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

February 2, 2001

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
    Sub-Accounts:
     Aggressive Growth Trust - 414,568 shares (cost $8,317,795)                        $  7,404,188
     All Cap Growth Trust - 917,816 shares (cost $21,435,305)                            18,952,901
     Balanced Trust - 2,301,089 shares (cost $41,156,745)                                35,574,830
     Blue Chip Growth Trust - 1,740,059 shares (cost $34,754,268)                        35,027,389
     Diversified Bond Trust - 311,760 shares (cost $3,265,279)                            3,264,125
     Dynamic Growth Trust - 185,672 shares (cost $2,011,883)                              1,481,662
     Emerging Small Company Trust - 2,675,893 shares (cost $68,799,429)                  93,709,783
     Equity Income Trust - 1,541,771 shares (cost $24,918,914)                           25,947,998
     Equity Index Trust - 4,534,540 shares (cost $72,791,172)                            74,366,453
     Global Bond Trust 64,239 shares (cost $737,497)                                        733,612
     Global Equity Trust - 604,842 shares (cost $10,311,871)                             11,177,484
     Growth Trust - 929,129 shares (cost $21,769,812)                                    16,482,743
     Growth and Income Trust - 1,839,411 shares (cost $49,602,514)                       52,496,785
     High Yield Trust - 396,203 shares (cost $5,141,212)                                  4,615,768
     Income and Value Trust - 566,502 shares (cost $6,727,177)                            5,982,262
     International Index Trust - 14,306 shares (cost $165,548)                              158,938
     International Small Cap Trust - 403,953 shares (cost $7,928,391)                     6,624,824
     International Stock Trust - 2,081,416 shares (cost $29,313,291)                     26,662,943
     International Value Trust - 133,744 shares (cost $1,579,527)                         1,612,952
     Internet Technologies Trust - 91,624 shares (cost $1,060,691)                          644,117
     Investment Quality Bond Trust - 2,262,945 shares (cost $26,320,858)                 26,566,974
     Large Cap Growth Trust - 1,041,019 shares (cost $15,668,005)                        13,096,022
     Lifestyle Aggressive 1000 Trust - 355,321 shares (cost $4,789,421)                   4,651,150
     Lifestyle Balanced 640 Trust - 732,304 shares (cost $9,796,654)                      9,915,393
     Lifestyle Conservative 280 Trust - 16,890 shares (cost $221,862)                       222,609
     Lifestyle Growth 820 Trust - 1,751,576 shares (cost $24,247,282)                    23,821,430
     Lifestyle Moderate 460 Trust - 122,270 shares (cost $1,633,000)                      1,590,737
     Mid Cap Blend Trust - 1,932,550 shares (cost $37,279,394)                           33,858,271
     Mid Cap Index Trust - 41,943 shares (cost $556,459)                                    550,706
     Mid Cap Stock Trust - 144,085 shares (cost $1,819,018)                               1,743,424
     Money Market Trust - 6,389,899 shares (cost $63,898,986)                            63,898,986
     Overseas Trust - 581,540 shares (cost $7,200,225)                                    6,926,139
     Pacific Rim Emerging Markets Trust - 1,127,991 shares (cost $10,976,143)             9,249,526
     Quantitative Equity Trust - 2,533,760 shares (cost $57,968,253)                     66,536,535
     Real Estate Securities Trust - 1,509,058 shares (cost $23,955,631)                  23,496,035
     Science and Technology Trust - 1,260,592 shares (cost $42,396,074)                  29,296,160
     Small Cap Index Trust - 13,777 shares (cost $165,715)                                  155,544
     Small Company Blend Trust - 158,597 shares (cost $2,356,277)                         1,793,734
     Small Company Value Trust - 240,324 shares (cost $2,971,748)                         3,119,400
     Strategic Bond Trust - 453,123 shares (cost $5,014,118)                              4,952,630
     Tactical Allocation Trust - 27,178 shares (cost $341,964)                              317,168
     Total Return Trust - 176,445 shares (cost $2,214,939)                                2,360,830
     Total Stock Market Index Trust - 26,376 shares (cost $316,787)                         293,833
     U.S. Government Securities Trust - 394,061 shares (cost $5,223,915)                  5,347,411
     U.S. Large Cap Value Trust - 576,467 shares (cost $7,414,578)                        7,545,950
     Value Trust - 552,755 shares (cost $7,722,162)                                       9,109,405
     500 Index Trust - 474,340 shares (cost $5,624,453)                                   5,350,558
                                                                                          ---------
Total assets                                                                           $778,688,317
                                                                                       ============

CONTRACT OWNERS' EQUITY

Variable life contracts                                             $778,688,317
                                                                    ============

See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity



                                                                                     SUB-ACCOUNT
                                                       ----------------------------------------------------------------------
                                                              AGGRESSIVE GROWTH                       ALL CAP GROWTH
                                                       ----------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED        YEAR ENDED            YEAR ENDED
                                                        DEC. 31/00          DEC. 31/99        DEC. 31/00            DEC. 31/99
                                                       ----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $      --          $      --          $  1,203,584        $    893,908
    Realized gain (loss) during the year                   781,308            201,319           1,755,854             465,497
    Unrealized appreciation (depreciation)
     during the year                                    (1,388,722)           399,725          (5,835,143)          2,522,463
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (607,414)           601,044          (2,875,705)          3,881,868
                                                       ----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                             2,881,144            595,127           5,299,576           1,888,993
    Transfer on termination                               (306,391)          (133,411)         (1,097,397)           (645,925)
    Transfer on policy loans                               (53,389)              (156)           (261,519)            (17,003)
    Net interfund transfers                              3,030,368           (206,543)          3,919,834           2,996,672
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               5,551,732            255,017           7,860,494           4,222,737
                                                       ----------------------------------------------------------------------
Total increase (decrease) in assets                      4,944,318            856,061           4,984,789           8,104,605

Assets beginning of year                                 2,459,870          1,603,809          13,968,112           5,863,507
                                                       ----------------------------------------------------------------------
Assets end of year                                     $ 7,404,188        $ 2,459,870        $ 18,952,901        $ 13,968,112
                                                       ======================================================================


See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                CAPITAL
             BALANCED                           BLUE CHIP GROWTH              GROWTH BOND                DIVERSIFIED BOND
----------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED           YEAR ENDED         YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/99           DEC. 31/00         DEC. 31/99
----------------------------------------------------------------------------------------------------------------------------------
$  1,922,658        $  3,363,625        $  1,256,181        $    704,256        $  1,504,363        $   236,515        $    96,499
     720,883           1,479,053           1,099,991             613,535            (404,112)           (34,002)            (9,175)

  (6,253,446)         (5,660,915)         (3,834,145)          2,347,320          (1,309,718)            45,990            (72,120)
----------------------------------------------------------------------------------------------------------------------------------

  (3,609,905)           (818,237)         (1,477,973)          3,665,111            (209,467)           248,503             15,204
----------------------------------------------------------------------------------------------------------------------------------


   4,618,303           5,916,660          10,092,471           6,033,752           1,253,415            815,715            561,745
  (5,579,871)         (5,526,738)         (2,477,865)         (1,605,280)           (627,273)          (127,254)           (59,417)
    (296,021)           (340,550)           (326,876)           (118,582)            (25,224)           (39,836)            (1,024)
  (4,910,092)         (4,108,655)          3,417,891           7,106,796         (21,636,729)           623,649            276,738
----------------------------------------------------------------------------------------------------------------------------------

  (6,167,681)         (4,059,283)         10,705,621          11,416,686         (21,035,811)         1,272,274            778,042
----------------------------------------------------------------------------------------------------------------------------------
  (9,777,586)         (4,877,520)          9,227,648          15,081,797         (21,245,278)         1,520,777            793,246

  45,352,416          50,229,936          25,799,741          10,717,944          21,245,278          1,743,348            950,102
----------------------------------------------------------------------------------------------------------------------------------
$ 35,574,830        $ 45,352,416        $ 35,027,389        $ 25,799,741        $       --          $ 3,264,125        $ 1,743,348
==================================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                            SUB-ACCOUNT
                                                         -----------------------------------------------------
                                                           DYNAMIC
                                                           GROWTH                  EMERGING SMALL COMPANY
                                                         -----------------------------------------------------
                                                         PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**         DEC. 31/00           DEC. 31/99
                                                         -----------------------------------------------------
   Income:
      Net investment income (loss) during the year       $      --          $  10,861,111        $     931,296
      Realized gain (loss) during the year                   (34,245)           6,301,844            2,234,670
      Unrealized appreciation (depreciation)
       during the year                                      (530,220)         (20,697,016)          40,955,434
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      operations                                            (564,465)          (3,534,061)          44,121,400
                                                         -----------------------------------------------------

   Changes from principal transactions:
      Transfer of net premiums                             1,038,582           10,324,298            9,489,193
      Transfer on termination                               (116,055)         (11,469,437)          (8,527,672)
      Transfer on policy loans                               (44,428)          (1,229,828)            (504,673)
      Net interfund transfers                              1,168,028           (2,950,927)          (8,765,065)
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      principal transactions                               2,046,127           (5,325,894)          (8,308,217)
                                                         -----------------------------------------------------
   Total increase (decrease) in assets                     1,481,662           (8,859,955)          35,813,183

   Assets beginning of year                                     --            102,569,738           66,756,555
                                                         -----------------------------------------------------
   Assets end of year                                    $ 1,481,662        $  93,709,783        $ 102,569,738
                                                         =====================================================


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                 SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
          EQUITY INCOME                            EQUITY INDEX                        GLOBAL BOND
----------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/00       DEC. 31/99
----------------------------------------------------------------------------------------------------------
$  2,760,281        $  1,458,179        $    221,869        $  1,825,519        $  18,358        $  43,890
     (80,630)            374,940           2,696,756           3,651,616           (7,326)         (70,367)

     150,879          (1,255,027)        (10,555,450)          5,860,560            4,720          (14,905)
----------------------------------------------------------------------------------------------------------

   2,830,530             578,092          (7,636,825)         11,337,695           15,752          (41,382)
----------------------------------------------------------------------------------------------------------


   3,349,523           3,893,423          15,766,592          18,917,139          220,199          124,531
  (1,273,761)         (1,286,389)         (6,954,587)         (4,357,423)         (33,905)         (33,062)
     (53,101)            (77,443)           (248,765)           (494,140)          (2,085)             (11)
    (900,697)            311,991          (1,523,237)          5,753,290          (39,466)        (117,727)
----------------------------------------------------------------------------------------------------------

   1,121,964           2,841,582           7,040,003          19,818,866          144,743          (26,269)
----------------------------------------------------------------------------------------------------------
   3,952,494           3,419,674            (596,822)         31,156,561          160,495          (67,651)

  21,995,504          18,575,830          74,963,275          43,806,714          573,117          640,768
----------------------------------------------------------------------------------------------------------
$ 25,947,998        $ 21,995,504        $ 74,366,453        $ 74,963,275        $ 733,612        $ 573,117
==========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                                    SUB-ACCOUNT
                                                       -----------------------------------------------------------------------
                                                                GLOBAL EQUITY                              GROWTH
                                                       -----------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31/00         DEC. 31/99          DEC. 31/00          DEC. 31/99
                                                       -----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $  1,026,287        $   493,157        $  1,603,161        $    447,543
    Realized gain (loss) during the year                   (631,106)          (155,359)            695,686             530,120
    Unrealized appreciation (depreciation)
     during the year                                        740,951           (121,909)         (8,128,839)          2,359,746
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            1,136,132            215,889          (5,829,992)          3,337,409
                                                       -----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              2,106,572          1,527,332           6,069,409           2,817,768
    Transfer on termination                                (515,552)          (386,590)         (1,297,222)           (500,367)
    Transfer on policy loans                                (14,792)           (21,561)           (120,470)            (74,903)
    Net interfund transfers                               1,068,265          1,818,979           3,009,403           2,324,764
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                2,644,493          2,938,160           7,661,120           4,567,262
                                                       -----------------------------------------------------------------------
Total increase (decrease) in assets                       3,780,625          3,154,049           1,831,128           7,904,671

Assets beginning of year                                  7,396,859          4,242,810          14,651,615           6,746,944
                                                       -----------------------------------------------------------------------
Assets end of year                                     $ 11,177,484        $ 7,396,859        $ 16,482,743        $ 14,651,615
                                                       =======================================================================


See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME                                HIGH YIELD                               INCOME AND VALUE
-------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED              YEAR ENDED
 DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99            DEC. 31/00              DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$  3,025,404           $  1,278,189           $     14,646           $    340,814           $  1,092,315           $    408,866
     985,560              1,264,337                (62,640)               (57,295)               (16,392)                13,556

  (7,885,806)             4,417,624               (346,754)               (69,365)              (833,733)               (94,286)
-------------------------------------------------------------------------------------------------------------------------------

  (3,874,842)             6,960,150               (394,748)               214,154                242,190                328,136
-------------------------------------------------------------------------------------------------------------------------------

  11,665,612              7,477,562              1,336,937                799,494              1,131,379              1,638,769
  (3,632,508)            (3,261,292)              (275,933)              (179,923)              (459,846)              (330,215)
    (666,144)              (176,590)               (56,383)                (4,294)               (15,719)                (9,200)
   1,931,597              2,945,525                182,737                891,770                329,751                  1,531
-------------------------------------------------------------------------------------------------------------------------------
   9,298,557              6,985,205              1,187,358              1,507,047                985,565              1,300,885
-------------------------------------------------------------------------------------------------------------------------------
   5,423,715             13,945,355                792,610              1,721,201              1,227,755              1,629,021

  47,073,070             33,127,715              3,823,158              2,101,957              4,754,507              3,125,486
-------------------------------------------------------------------------------------------------------------------------------
$ 52,496,785           $ 47,073,070           $  4,615,768           $  3,823,158           $  5,982,262           $  4,754,507
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                                         -------------------------------------------------------
                                                         INTERNATIONAL
                                                             INDEX                 INTERNATIONAL SMALL CAP
                                                         -------------------------------------------------------
                                                         PERIOD ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**           DEC. 31/00           DEC. 31/99
                                                         -------------------------------------------------------
Income:
   Net investment income (loss) during the year          $     2,220           $ 1,275,987           $     9,451

   Realized gain (loss) during the year                         (982)             (941,463)            1,126,604
   Unrealized appreciation (depreciation)
     during the year                                          (6,610)           (2,864,772)            1,360,161
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   operations                                                 (5,372)           (2,530,248)            2,496,216
                                                         -------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                  125,117             2,151,313               826,503
   Transfer on termination                                    (5,611)             (399,289)             (206,773)
   Transfer on policy loans                                   (6,792)             (227,364)              (11,684)
   Net interfund transfers                                    51,596             2,099,442              (266,727)
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                                    164,310             3,624,102               341,319
                                                         -------------------------------------------------------
Total increase (decrease) in assets                          158,938             1,093,854             2,837,535

Assets beginning of year                                        --               5,530,970             2,693,435
                                                         -------------------------------------------------------
Assets end of year                                       $   158,938           $ 6,624,824           $ 5,530,970
                                                         =======================================================

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

     See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNET
        INTERNATIONAL STOCK                  INTERNATIONAL VALUE            TECHNOLOGIES          INVESTMENT QUALITY BOND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00        DEC. 31/99*       DEC. 31/00**         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$    141,854       $  2,378,902       $      4,865       $       --         $       --         $  1,764,230       $    115,157
   1,979,909          1,389,951            (24,646)            (6,853)              (156)           (65,106)          (118,167)

  (7,021,945)         2,728,312               (339)            33,763           (416,574)           543,010           (330,836)
------------------------------------------------------------------------------------------------------------------------------

  (4,900,182)         6,497,165            (20,120)            26,910           (416,730)         2,242,134           (333,846)
------------------------------------------------------------------------------------------------------------------------------

   4,769,383          3,991,679            970,793             67,544            613,893          3,717,837          2,534,307
  (2,042,903)        (1,409,171)           (57,439)            (5,873)           (49,773)        (2,138,923)        (1,228,511)
    (319,996)          (245,714)            (6,340)              --               (4,746)          (183,365)           (45,188)
     306,879           (561,839)           268,631            368,846            501,473           (247,524)        20,819,872
------------------------------------------------------------------------------------------------------------------------------

   2,713,363          1,774,955          1,175,645            430,517          1,060,847          1,148,025         22,080,480
------------------------------------------------------------------------------------------------------------------------------
  (2,186,819)         8,272,120          1,155,525            457,427            644,117          3,390,159         21,746,634

  28,849,762         20,577,642            457,427               --                 --           23,176,815          1,430,181
------------------------------------------------------------------------------------------------------------------------------
$ 26,662,943       $ 28,849,762       $  1,612,952       $    457,427       $    644,117       $ 26,566,974       $ 23,176,815
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                 LARGE CAP GROWTH                     LIFESTYLE AGGRESSIVE 1000
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00          DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $  1,441,638         $    371,353         $    216,326         $    178,067
    Realized gain (loss) during the year                      21,675              100,576               (9,437)             (51,566)
    Unrealized appreciation (depreciation)
      during the year                                     (3,593,685)             677,804             (443,010)             371,856
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,130,372)           1,149,733             (236,121)             498,357
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               4,930,460            1,349,722            1,402,412            1,220,401
    Transfer on termination                                 (935,574)            (310,785)            (465,958)            (711,359)
    Transfer on policy loans                                (149,564)             (20,962)              (1,220)              (3,817)
    Net interfund transfers                                4,710,968              876,677               (2,198)            (911,439)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 8,556,290            1,894,652              933,036             (406,214)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                        6,425,918            3,044,385              696,915               92,143


Assets beginning of year                                   6,670,104            3,625,719            3,954,235            3,862,092
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $ 13,096,022         $  6,670,104         $  4,651,150         $  3,954,235
                                                        ===========================================================================

 See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
        LIFESTYLE BALANCED 640                     LIFESTYLE CONSERVATIVE 280                       LIFESTYLE GROWTH 820
-------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
  DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    569,650           $    396,729           $     13,788           $     11,447           $  1,673,771           $    962,278
      86,155                (30,994)                  (844)                 1,866                 79,771                (74,308)

    (472,949)               510,201                  2,739                 (7,716)            (2,474,203)             1,958,069
-------------------------------------------------------------------------------------------------------------------------------

     182,856                875,936                 15,683                  5,597               (720,661)             2,846,039
-------------------------------------------------------------------------------------------------------------------------------

   3,308,556              3,129,737                 30,443                 42,811              5,916,596              5,461,863
    (883,442)            (1,094,958)                (9,144)                (8,329)            (2,038,161)            (1,622,631)
    (122,975)               (64,221)                  --                     --                 (134,239)              (279,099)
    (805,706)              (306,459)                70,433                (32,902)               127,472             (1,593,145)
-------------------------------------------------------------------------------------------------------------------------------

   1,496,433              1,664,099                 91,732                  1,580              3,871,668              1,966,988
-------------------------------------------------------------------------------------------------------------------------------
   1,679,289              2,540,035                107,415                  7,177              3,151,007              4,813,027

   8,236,104              5,696,069                115,194                108,017             20,670,423             15,857,396
-------------------------------------------------------------------------------------------------------------------------------
$  9,915,393           $  8,236,104           $    222,609           $    115,194           $ 23,821,430           $ 20,670,423
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                              LIFESTYLE MODERATE 460                        MID CAP BLEND
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $    164,841         $     49,688         $  4,905,140         $  3,059,165
    Realized gain (loss) during the year                      (8,201)              (1,920)            (440,187)            (531,319)
    Unrealized appreciation (depreciation)
      during the year                                        (93,118)              30,959           (6,852,403)           4,461,702
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                63,522               78,727           (2,387,450)           6,989,548
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                                 499,839              324,816            5,698,436            5,041,183
    Transfer on termination                                 (278,844)             (80,708)          (2,255,941)          (1,858,127)
    Transfer on policy loans                                  (4,505)             (61,993)            (210,773)            (108,303)
    Net interfund transfers                                   34,843              336,696              333,630           (1,877,218)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   251,333              518,811            3,565,352            1,197,535
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                          314,855              597,538            1,177,902            8,187,083


Assets beginning of year                                   1,275,882              678,344           32,680,369           24,493,286
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  1,590,737         $  1,275,882         $ 33,858,271         $ 32,680,369
                                                        ============         ============         ============         ============

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

 See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
   MID CAP
    INDEX                   MID CAP STOCK                             MONEY MARKET                         OVERSEAS
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
DEC. 31/00**         DEC. 31/00        DEC. 31/99*         DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$      9,975       $       --         $       --         $  2,837,122       $  1,699,216       $    410,096                $--
       2,568              4,809               (158)              --                 --             (743,314)           588,825

      (5,753)           (82,824)             7,230               --                 --             (806,861)           485,470
------------------------------------------------------------------------------------------------------------------------------

       6,790            (78,015)             7,072          2,837,122          1,699,216         (1,140,079)         1,074,295
------------------------------------------------------------------------------------------------------------------------------


      62,405          1,209,637            114,220         60,929,701         29,641,080          2,507,305            516,783
     (18,904)           (70,213)            (9,534)        (7,374,966)        (5,654,160)          (284,281)           (73,681)
        --               (1,970)              --             (602,642)           266,827           (199,359)           (14,262)
     500,415            497,797             74,430        (37,492,208)       (12,059,047)         1,670,197          1,464,007
------------------------------------------------------------------------------------------------------------------------------

     543,916          1,635,251            179,116         15,459,885         12,194,700          3,693,862          1,892,847
------------------------------------------------------------------------------------------------------------------------------
     550,706          1,557,236            186,188         18,297,007         13,893,916          2,553,783          2,967,142


        --              186,188               --           45,601,979         31,708,063          4,372,356          1,405,214
------------------------------------------------------------------------------------------------------------------------------
$    550,706       $  1,743,424       $    186,188       $ 63,898,986       $ 45,601,979       $  6,926,139       $  4,372,356
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                    PACIFIC RIM
                                                                  EMERGING MARKETS                       QUANTITATIVE EQUITY
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $     37,735         $    188,217         $  8,207,833         $  5,044,334
    Realized gain (loss) during the year                   1,142,246            1,967,184            3,373,479            3,505,103
    Unrealized appreciation (depreciation)
      during the year                                     (3,893,747)           1,745,251           (7,729,114)           2,911,530
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,713,766)           3,900,652            3,852,198           11,460,967
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               1,890,887            1,679,389            8,153,108            7,800,323
    Transfer on termination                                 (692,836)            (471,769)          (8,068,279)          (5,396,356)
    Transfer on policy loans                                 (93,909)             (33,384)            (437,721)            (474,041)
    Net interfund transfers                                  349,025             (185,077)           1,180,710           (3,728,101)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 1,453,167              989,159              827,818           (1,798,175)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                       (1,260,599)           4,889,811            4,680,016            9,662,792


Assets beginning of year                                  10,510,125            5,620,314           61,856,519           52,193,727
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  9,249,526         $ 10,510,125         $ 66,536,535         $ 61,856,519
                                                        ===========================================================================

* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              SMALL CAP
      REAL ESTATE SECURITIES                SCIENCE AND TECHNOLOGY             INDEX                SMALL COMPANY BLEND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED        PERIOD ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99       DEC. 31/00**         DEC. 31/00        DEC. 31/99*
------------------------------------------------------------------------------------------------------------------------------
$    725,501       $  1,081,197       $    875,644       $  1,831,034       $      5,143       $    166,689       $      7,350
    (368,039)            82,415          4,226,679          2,759,418             (1,758)          (184,160)             1,781

   4,345,939         (2,907,686)       (19,928,665)         5,368,742            (10,171)          (603,705)            41,163
------------------------------------------------------------------------------------------------------------------------------

   4,703,401         (1,744,074)       (14,826,342)         9,959,194             (6,786)          (621,176)            50,294
------------------------------------------------------------------------------------------------------------------------------


   2,709,003          3,182,121         11,215,089          3,767,735             94,350          1,152,722            174,380
  (1,866,577)        (2,092,541)        (2,826,592)          (796,754)            (6,716)           (46,909)           (10,104)
    (245,678)          (117,862)          (405,481)           (98,286)            (3,396)           (27,509)              --
    (847,081)        (2,881,180)         9,680,246          8,691,040             78,092            954,977            167,059
------------------------------------------------------------------------------------------------------------------------------

    (250,333)        (1,909,462)        17,663,262         11,563,735            162,330          2,033,281            331,335
------------------------------------------------------------------------------------------------------------------------------
   4,453,068         (3,653,536)         2,836,920         21,522,929            155,544          1,412,105            381,629


  19,042,967         22,696,503         26,459,240          4,936,311               --              381,629               --
------------------------------------------------------------------------------------------------------------------------------
$ 23,496,035       $ 19,042,967       $ 29,296,160       $ 26,459,240       $    155,544       $  1,793,734       $    381,629
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                           SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                      SMALL COMPANY VALUE                   STRATEGIC BOND
                                                                  --------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                  DEC. 31/00       DEC. 31/99        DEC. 31/00       DEC. 31/99
                                                                  --------------------------------------------------------------
Income:
  Net investment income (loss) during the year                    $    2,245       $      305        $  286,876       $  204,203
  Realized gain (loss) during the year                                93,029            7,291           (66,380)         (74,383)
  Unrealized appreciation (depreciation)
    during the year                                                   48,360           88,627            61,320          (62,876)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                                         143,634           96,223           281,816           66,944
                                                                  --------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                           747,241          398,042         1,165,949          747,221
  Transfer on termination                                           (104,932)         (50,211)         (235,557)        (169,596)
  Transfer on policy loans                                            (9,018)            --             (45,301)         (15,952)
  Net interfund transfers                                          1,241,872          289,944           304,387          (49,496)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                           1,875,163          637,775         1,189,478          512,177
                                                                  --------------------------------------------------------------
Total increase (decrease) in assets                                2,018,797          733,998         1,471,294          579,121

Assets beginning of year                                           1,100,603          366,605         3,481,336        2,902,215
                                                                  --------------------------------------------------------------
Assets end of year                                                $3,119,400       $1,100,603        $4,952,630       $3,481,336
                                                                  ==============================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
  TACTICAL                                                           TOTAL STOCK
 ALLOCATION                       TOTAL RETURN                       MARKET INDEX                U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED            YEAR ENDED            PERIOD ENDED           PERIOD ENDED            YEAR ENDED            YEAR ENDED
DEC. 31/00**            DEC. 31/00             DEC. 31/99*           DEC. 31/00**            DEC. 31/00            DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    11,333            $    29,836            $      --              $     2,748            $   319,991            $   143,586
        (20)                 6,187                   (252)                  (239)               (33,921)                21,642

    (24,796)               145,527                    364                (22,955)               189,826               (173,224)
-------------------------------------------------------------------------------------------------------------------------------
    (13,483)               181,550                    112                (20,446)               475,896                 (7,996)
-------------------------------------------------------------------------------------------------------------------------------

    270,846                800,492                102,093                199,595              1,442,818                933,102
     (7,090)               (68,577)               (17,463)                (9,092)              (420,953)              (302,051)
     (3,393)               (48,429)                  --                     --                    1,677                     75
     70,288              1,016,257                394,795                123,776               (710,743)               630,563
-------------------------------------------------------------------------------------------------------------------------------

    330,651              1,699,743                479,425                314,279                312,799              1,261,689
-------------------------------------------------------------------------------------------------------------------------------
    317,168              1,881,293                479,537                293,833                788,695              1,253,693

       --                  479,537                   --                     --                4,558,716              3,305,023
-------------------------------------------------------------------------------------------------------------------------------
$   317,168            $ 2,360,830            $   479,537            $   293,833            $ 5,347,411            $ 4,558,716
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               SUB-ACCOUNT
                                                    -----------------------------------------------------------------
                                                         U.S. LARGE CAP VALUE                      VALUE
                                                    -----------------------------------------------------------------
                                                    YEAR ENDED        PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                    DEC. 31/00        DEC. 31/99*        DEC. 31/00       DEC. 31/99
                                                    -----------------------------------------------------------------
Income:
  Net investment income (loss) during the year      $    30,478       $      --         $      --         $   160,502
  Realized gain (loss) during the year                    2,018                18          (204,029)          (36,495)
  Unrealized appreciation (depreciation)
    during the year                                      35,510            95,862         1,955,231          (317,742)
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                             68,006            95,880         1,751,202          (193,735)
                                                    -----------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                            3,097,133           373,681         1,668,925         1,586,580
  Transfer on termination                              (306,562)          (40,839)         (372,336)         (292,517)
  Transfer on policy loans                               (6,546)             --            (118,965)           (4,081)
  Net interfund transfers                             2,799,989         1,465,208         1,097,532           419,572
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                              5,584,014         1,798,050         2,275,156         1,709,554
                                                    -----------------------------------------------------------------
Total increase (decrease) in assets                   5,652,020         1,893,930         4,026,358         1,515,819

Assets beginning of year                              1,893,930              --           5,083,047         3,567,228
                                                    -----------------------------------------------------------------
Assets end of year                                  $ 7,545,950       $ 1,893,930       $ 9,109,405       $ 5,083,047
                                                    =================================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

            SUB-ACCOUNT
------------------------------
WORLDWIDE                                       TOTAL
  GROWTH           500 INDEX       --------------------------------
YEAR ENDED        PERIOD ENDED      YEAR ENDED          YEAR ENDED
DEC. 31/99        DEC. 31/00**      DEC. 31/00          DEC. 31/99
--------------------------------------------------------------------
$    11,362       $   11,246       $  51,387,171       $ 31,693,647
     68,678          (16,940)         22,080,244         20,827,272

    (14,108)        (273,894)       (115,641,365)        69,327,505
--------------------------------------------------------------------

     65,932         (279,588)        (42,173,950)       121,848,424
--------------------------------------------------------------------

    274,770        3,899,444         214,068,040        138,216,989
    (16,702)        (203,952)        (70,163,910)       (51,392,480)
    (11,284)         (18,727)         (7,067,602)        (3,208,585)
 (1,392,780)       1,953,381             275,952           (253,364)
--------------------------------------------------------------------

 (1,145,996)       5,630,146         137,112,480         83,362,560
--------------------------------------------------------------------
 (1,080,064)       5,350,558          94,938,530        205,210,984

  1,080,064             --           683,749,787        478,538,803
--------------------------------------------------------------------
$      --         $5,350,558       $ 778,688,317       $683,749,787
====================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2000


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

   PREVIOUS FUND                                                NEW FUND
--------------------                                      --------------------
Mid Cap Growth Trust                                      All Cap Growth Trust

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                       Commencement of
                                                      Operations of the
                                                         Sub-accounts
                                                      -----------------
Dynamic Growth Trust                                     May 2, 2000
International Index Trust                                May 2, 2000
International Value Trust                                May 1, 1999
Internet Technologies Trust                              May 2, 2000
Mid Cap Index Trust                                      May 2, 2000
Mid Cap Stock Trust                                      May 1, 1999
Small Cap Index Trust                                    May 2, 2000
Small Company Blend Trust                                May 1, 1999
Tactical Allocation Trust                                May 2, 2000
Total Return Trust                                       May 1, 1999
Total Stock Market Index Trust                           May 2, 2000
U.S. Large Cap Value Trust                               May 1, 1999
500 Index Trust                                          May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 2000:

                                             PURCHASES              SALES
                                           ---------------------------------
Aggressive Growth Trust                    $  8,019,899         $  2,468,166
All Cap Growth Trust                         16,182,742            7,118,664
Balanced Trust                                4,205,822            8,450,845
Blue Chip Growth Trust                       15,877,023            3,915,222
Diversified Bond Trust                        1,769,759              260,970
Dynamic Growth Trust                          2,197,718              151,590
Emerging Small Company Trust                 18,477,959           12,942,742
Equity Income Trust                           6,769,753            2,887,508
Equity Index Trust                           18,733,836           11,471,964
Global Bond Trust                               304,886              141,785
Global Equity Trust                          18,079,661           14,408,881
Growth Trust                                 11,696,647            2,432,366
Growth & Income Trust                        15,046,839            2,722,878
High Yield Trust                              2,427,826            1,225,821
Income and Value Trust                        2,514,745              436,865
International Index Trust                       174,861                8,331
International Small Cap Trust                16,507,631           11,607,542
International Stock Trust                    21,063,260           18,208,044
International Value Trust                     2,464,874            1,284,364
Internet Technologies Trust                   1,691,129              630,282
Investment Quality Bond Trust                 5,805,208            2,892,953
Large Cap Growth Trust                       11,430,246            1,432,319
Lifestyle Aggressive 1000 Trust               1,666,763              517,400
Lifestyle Balanced 640 Trust                  3,973,581            1,907,498
Lifestyle Conservative 280 Trust                120,201               14,680
Lifestyle Growth 820 Trust                    7,105,742            1,560,302
Lifestyle Moderate 460 Trust                    704,837              288,663
Mid Cap Blend Trust                          11,675,074            3,204,582
Mid Cap Index Trust                             858,391              304,500
Mid Cap Stock Trust                           2,505,863              870,613
Money Market Trust                          133,882,405          115,585,398
Overseas Trust                               21,862,479           17,758,521
Pacific Rim Emerging Markets Trust           10,745,858            9,254,956
Quantitative Equity Trust                    17,411,696            8,376,044
Real Estate Securities Trust                  3,372,234            2,897,066
Science & Technology Trust                   40,656,264           22,117,359
Small Cap Index Trust                           188,065               20,592
Small Company Blend Trust                     4,543,750            2,343,780
Small Company Value Trust                     2,836,537              959,130
Strategic Bond Trust                          2,180,768              704,413
Tactical Allocation Trust                       347,423                5,439
Total Return Trust                            2,007,281              277,702
Total Stock Market Index                        322,499                5,472
U.S. Government Securities Trust              2,117,690            1,484,900
U.S. Large Cap Value Trust                    6,193,938              579,446
Value Trust                                   3,939,653            1,664,497
500 Index Trust                               5,883,114              241,721
                                           ---------------------------------
Total                                      $488,544,430         $300,044,776
                                           =================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


5. UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                 1999                          2000
                                              -----------------------------------------------------------
                                              UNIT VALUE      UNIT VALUE       UNITS            DOLLARS
                                              -----------------------------------------------------------
Aggressive Growth Trust                       $    20.16      $    20.77       356,548      $   7,404,188
All Cap Growth Trust                               28.33           25.28       749,807         18,952,901
Balanced Trust                                     29.49           26.74     1,330,346         35,574,830
Blue Chip Growth Trust                             24.63           23.95     1,462,754         35,027,389
Diversified Bond Trust                             13.07           14.42       226,375          3,264,125
Dynamic Growth Trust                                --              7.98       185,672          1,481,662
Emerging Small Company Trust                       74.86           71.65     1,307,969         93,709,783
Equity Income Trust                                16.64           18.80     1,380,099         25,947,998
Equity Index Trust                                 23.78           21.57     3,447,963         74,366,453
Global Bond Trust                                  13.27           13.49        54,365            733,612
Global Equity Trust                                16.97           19.04       587,025         11,177,484
Growth Trust                                       25.46           18.51       890,331         16,482,743
Growth and Income Trust                            23.46           21.79     2,408,919         52,496,785
High Yield Trust                                   15.37           14.00       329,776          4,615,768
Income and Value Trust                             15.51           16.28       367,507          5,982,262
International Index Trust                           --             11.27        14,103            158,938
International Small Cap Trust                      26.16           18.53       357,528          6,624,824
International Stock Trust                          18.12           15.12     1,763,929         26,662,943
International Value Trust                          12.98           12.14       132,848          1,612,952
Internet Technologies Trust                         --              7.03        91,924            644,117
Investment Quality Bond Trust                      14.51           15.87     1,673,822         26,566,974
Large Cap Growth Trust                             19.42           16.65       786,413         13,096,022
Lifestyle Aggressive 1000 Trust                    17.21           16.33       284,768          4,651,150
Lifestyle Balanced 640 Trust                       16.76           17.18       577,034          9,915,393
Lifestyle Conservative 280 Trust                   15.74           16.95        13,131            222,609
Lifestyle Growth 820 Trust                         17.62           17.09     1,393,678         23,821,430
Lifestyle Moderate 460 Trust                       16.40           17.10        93,014          1,590,737
Mid Cap Blend Trust                                18.95           17.74     1,908,650         33,858,271
Mid Cap Index Trust                                 --             13.39        41,116            550,706
Mid Cap Stock Trust                                12.60           12.10       144,085          1,743,424
Money Market Trust                                 19.15           20.28     3,151,211         63,898,986
Overseas Trust                                     18.96           15.41       449,483          6,926,139
Pacific Rim Emerging Markets Trust                 11.85            8.97     1,031,699          9,249,526
Quantitative Equity Trust                          53.10           56.45     1,178,769         66,536,535
Real Estate Securities Trust                       30.30           38.08       616,941         23,496,035
Science & Technology Trust                         40.21           26.51     1,104,943         29,296,160
Small Cap Index                                     --             11.70        13,291            155,544
Small Company Blend Trust                          16.07           12.90       139,069          1,793,734
Small Company Value Trust                           9.21            9.76       319,683          3,119,400
Strategic Bond Trust                               14.11           15.15       326,940          4,952,630
Tactical Allocation Trust                           --             12.10        26,212            317,168
Total Return Trust                                 12.37           13.72       172,081          2,360,830
Total Stock Market Index Trust                      --             11.24        26,131            293,833
U.S. Government Securities Trust                   11.91           13.21       404,853          5,347,411
U.S. Large Cap Value Trust                         12.84           13.20       571,773          7,545,950
Value Trust                                        13.81           17.20       529,481          9,109,405
500 Index Trust                                     --             11.30       473,346          5,350,558
                                                                                            -------------
Total                                                                                       $ 778,688,317
                                                                                            =============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.

                                     PART II


                                OTHER INFORMATION

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of __ pages;
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940 The signatures;
Written consents of the following persons:

         A.       Ernst & Young LLP - Filed Herein

         B.       Opinion and Consent of Actuary - Filed Herein.

The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

     A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

     A(3)(a)(i)     Distribution Agreement between The Manufacturers Life
                    Insurance Company of America and ManEquity, Inc. dated
                    December 23, 1986. Incorporated by reference to Exhibit
                    A(3)(a)(i) to the SVUL Registration Statement.

     A(3)(a)(ii)    Amendment to Distribution Agreement between The
                    Manufacturers Life Insurance Company of America and
                    ManEquity, Inc. dated May 30, 1992. Incorporated by reference to Exhibit A(3)(a)(ii) to the SVUL Registration
                    Statement.

     A(3)(a)(iii)   Amendment to Distribution Agreement between The
                    Manufacturers Life Insurance Company of America and
                    ManEquity, Inc. dated February 23, 1994. Incorporated by reference to Exhibit A(3)(a)(iii) to the SVUL Registration
                    Statement.

     A(3)(b)(i)     Specimen Agreement between ManEquity, Inc. and registered
                    representatives. Incorporated by reference to Exhibit
                    A(3)(b)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(ii)    Specimen agreement between The Manufacturers Life Insurance
                    Company of America and registered representatives.
                    Incorporated by reference to Exhibit A(3)(b)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iii)   Specimen Agreement between ManEquity, Inc. and dealers.
                    Incorporated by reference to Exhibit A(3)(b)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iv)    Specimen agreement between The Manufacturers Life Insurance
                    Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(5)(a) Specimen Flexible Premium Variable Life Insurance Policy - Incorporated by reference to Exhibit A(5)(a) to an initial registration statement on Form S-6, file number 333-69719 filed December 23, 1998.

     A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(a) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(b) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(8)(a)(i)     Service Agreement between The Manufacturers Life Insurance
                    Company and The Manufacturers Life Insurance Company of
                    America dated June 1, 1988. Incorporated by reference to
                    Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(ii)    Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                    333-51293 filed August 28, 1998.

     A(8)(a)(iii)   Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                    333-51293 filed August 28, 1998.

     A(8)(a)(iv)    Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                    333-51293 filed August 28, 1998.

     A(8)(a)(v)     Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                    333-51293 filed August 28, 1998.

     A(8)(a)(vi)    Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number
                    333-51293 filed August 28, 1998.

     A(8)(a)(vii)   Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and The Manufacturers Life Insurance
                    Company of America dated December 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

     A(8)(b) Specimen Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the SVUL Registration Statement.

     A(8)(c)(i)     Service Agreement between The Manufacturers Life Insurance
                    Company and ManEquity, Inc. dated January 2, 1991.
                    Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(c)(ii)    Amendment to Service Agreement between The Manufacturers
                    Life Insurance Company and ManEquity, Inc. dated March 1,
                    1994. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(10)(a)(i)    Specimen Application for Flexible Premium Variable Life
                    Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number 33-52310, filed April 26, 1996.

     A(10)(a)(ii)   Specimen Rider for Flexible Premium Variable Life Insurance
                    Policy Incorporated by reference to Exhibit A(10(a)(ii) to post effective amendment no. 1 to the registration statement on Form S-6, file number 333-69719, filed February 25, 2000.

     A(10)(b) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

2.   Consents of the following:

          A. Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit 2.a to pre-effective no. 1 to the registration statement on Form S-6, file number 333-69719, filed March 19, 1999.

          B. Opinion and consent of Brian Koop, Actuary, of The Manufacturers Life Insurance Company of America - Filed Herein.

          C.        Consent of Ernst & Young LLP- Filed Herein

3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

4.   Not applicable.

6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 6 to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-69719, filed March 19, 1999.

7. Powers of Attorney for all Directors of The Manufacturers Life Insurance Company of America-Incorporated by reference to Exhibit 7 to post-effective amendment no 1 to the registration statement S-6, file number 333-69719, filed February 25, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf in the City of Toronto, Province of Ontario, Canada, on this 19th day of April, 2001.


SEPARATE ACCOUNT THREE OF
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Registrant)

By:  THE MANUFACTURERS LIFE INSURANCE
     COMPANY OF AMERICA
     (Depositor)


By:  /s/ Donald A. Guloien
     ----------------------------------
     DONALD A. GULOIEN
     President

THE MANUFACTURERS LIFE
INSURANCE COMPANY OF AMERICA


By:  /s/ Donald A. Guloien
     ----------------------------------
     DONALD A. GULOIEN
     President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities indicated on this 19th day of April, 2001.


Signature                                           Title

*___________________                        Chairman and Director
JOHN D. RICHARDSON


/s/ Donald A. Guloien                       President and Director
_____________________                       (Principal Executive Officer)
DONALD A. GULOIEN


*__________________                         Director
SANDRA M. COTTER


_____________________                       Director
JAMES D. GALLAGHER


*___________________                        Director
JAMES O'MALLEY

*__________________                         Director
JOSEPH J. PIETROSKI







/s/ Denis Turner                            Vice President and Treasurer
------------------------------------        (Principal Financial and
Denis Turner                                Accounting Officer)



*/s/ James D. Gallagher
------------------------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

EXHIBIT INDEX


Item No.       Description

2(B) Opinion and consent of Brian Koop, Actuary, of The Manufacturers Life Insurance Company of America.

2(C)           Consent of Ernst & Young LLP